                                                                 EXHIBIT 10.1(L)

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[***]" ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.

                            ASSET PURCHASE AGREEMENT

                           DATED AS OF MARCH 30, 2006

                                      AMONG

                          MARINEMAX OF NEW YORK, INC.,

                            SURFSIDE-3 MARINA, INC.,

                                MATTHEW BARBARA,

                                  PAUL BARBARA,

                                  DIANE KEENEY,

                                ANGELA CHIANESE,

                                       AND

                         CERTAIN AFFILIATED COMPANIES OF
                             SURFSIDE 3 MARINA, INC.


[***] -- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN
REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                TABLE OF CONTENTS

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SECTION I. TRANSFER OF ASSETS............................................     1

   1.1.   Purchase and Sale of Assets....................................     1

   1.2.   Purchased Assets...............................................     1
          (a)   Trade Accounts Receivable................................     2
          (b)   Inventory................................................     2
          (c)   Intellectual Property....................................     2
          (d)   Prepaid Expenses.........................................     2
          (e)   Machinery, Equipment, Vehicles, Furniture, Fixtures......     2
          (f)   Claims and Rights to the Purchased Assets................     2
          (g)   Leased Personalty........................................     3
          (h)   Business Contracts.......................................     3
          (i)   Customer and Supplier Lists..............................     3
          (j)   Licenses, Permits, and Approvals.........................     3
          (k)   Books and Records........................................     3
          (l)   Computer Software and Hardware...........................     4
          (m)   Names....................................................     4
          (n)   Phone and Facsimile Numbers, E-Mail Addresses, and Web
                Sites....................................................     4
          (o)   Leasehold Interests......................................     4
          (p)   Payments from Manufacturers..............................     4
          (q)   Goodwill.................................................     4
          (r)   Covenant Not to Compete..................................     4
          (s)   Pending Sales Contracts..................................     4
          (t)   Payments from Retail Financing Sources...................     4

   1.3.   Excluded Assets................................................     4
          (a)   Rights Hereunder.........................................     4
          (b)   Corporate Documents......................................     5
          (c)   Records of Negotiations..................................     5
          (d)   Employee Records.........................................     5
          (e)   Tax Records..............................................     5
          (f)   Disposed of Assets.......................................     5
          (g)   Cash.....................................................     5
          (h)   Bank Accounts............................................     5
          (i)   [***]....................................................     5
          (j)   Tax and Insurance Refunds................................     5
          (k)   Non-Trade Accounts Receivable............................     5
          (l)   Securities...............................................     5
          (m)   [***]....................................................     5

SECTION II. ASSUMPTION OF LIABILITIES....................................     5
   2.1.   Assumed Liabilities............................................     5


[***] -- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN
REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                TABLE OF CONTENTS
                                   (CONTINUED)

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          (a)   Performance Obligations..................................     5
          (b)   Assumed Inventory Floorplan..............................     6
          (c)   Customer Deposits........................................     6
          (d)   Accrued Employee Expenses................................     6
          (e)   Unearned Income..........................................     6
          (f)   Assumed [***] Obligations................................     6

   2.2.   Excluded Liabilities...........................................     6
          (a)   Liabilities Hereunder....................................     6
          (b)   Legal and Accounting Fees................................     6
          (c)   Tax Liabilities..........................................     6
          (d)   Liability to Buyer for Breach............................     7
          (e)   Liabilities to Employees.................................     7
          (f)   Property and Personal Injury Liabilities.................     7
          (g)   Liability for Medical, Dental, and Disability Benefits...     7
          (h)   Liability to Others for Breach...........................     7
          (i)   Liability Regarding Employee Welfare and Pension
                Benefits.................................................     8
          (j)   ERISA....................................................     8
          (k)   Employee Grievances......................................     8
          (l)   Liability for Violation of Law...........................     8
          (m)   Environmental Laws.......................................     8
          (n)   Bank Debt and Other Indebtedness.........................     8
          (o)   Shareholders and Affiliates..............................     8
          (p)   Trade and Non-Trade Accounts Payable and Accrued
                Expenses.................................................     9
          (q)   Previously Collected and Misapplied Accounts.............     9
          (r)   Litigation...............................................     9
          (s)   Liabilities Not Assumed Hereunder........................     9

   2.3.   No Expansion of Third-Party Rights.............................     9

SECTION III. PURCHASE PRICE..............................................     9

   3.1.   Purchase Price.................................................     9

   3.2.   Payment of Purchase Price......................................     9

   3.3.   Net Working Capital Adjustment.................................    10
          (a)   Trade Accounts Receivable and Prepaid Expenses...........    10
          (b)   Inventories..............................................    10
          (c)   Equipment, Vehicles, and Machinery.......................    10
          (d)   [***] Expense Adjustment.................................    10
          (e)   Payment of Net Working Capital Adjustment................    10

   3.4.   Allocation of Purchase Price...................................    10


                                      -ii-

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                                TABLE OF CONTENTS
                                   (CONTINUED)

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   3.5.   Confidentiality................................................    10

SECTION IV. REPRESENTATIONS AND WARRANTIES...............................    11

   4.1.   Representations and Warranties of Seller, Seller's Affiliates,
          and Designated Shareholders....................................    11
          (a)   Due Incorporation, Good Standing, and Qualification......    11
          (b)   Corporate Authority......................................    11
          (c)   Capital Stock; Options, Warrants, and Rights.............    11
          (d)   Subsidiaries.............................................    12
          (e)   Financial Statements.....................................    12
          (f)   Actions in the Ordinary Course of Business...............    13
          (g)   No Material Change.......................................    13
          (h)   Title to Properties......................................    13
          (i)   Condition of Assets and Properties.......................    14
          (j)   Litigation; Absence of Claims or Product or Service
                Warranties...............................................    14
          (k)   Licenses and Permits.....................................    14
          (l)   No Violation.............................................    14
          (m)   Taxes....................................................    15
          (n)   Accounts Receivable......................................    15
          (o)   Contracts................................................    15
          (p)   Compliance with Law and Other Regulations................    16
          (q)   Employee Benefit and Employment Matters..................    17
          (r)   Insurance................................................    18
          (s)   Governing Documents and Minute Books.....................    18
          (t)   Intellectual Property....................................    18
          (u)   Inventories..............................................    19
          (v)   Sufficiency of Purchased Assets..........................    19
          (w)   Securities Matters.......................................    19
          (x)   Accuracy of Statements...................................    20

   4.2.   Further Representations and Warranties of Designated
          Shareholders...................................................    20
          (a)   Ownership of Stock.......................................    20
          (b)   Power of Designated Shareholders to Execute Agreement....    20
          (c)   Agreement Not in Breach of Other Instruments Affecting
                Designated Shareholders..................................    21

   4.3.   Representations and Warranties of Buyer........................    21
          (a)   Due Incorporation, Good Standing, and Qualification......    21
          (b)   Corporate Authority......................................    21
          (c)   No Violation.............................................    21
          (d)   Accuracy of Statements...................................    22
          (e)   SEC Reports..............................................    22
          (f)   Status of MarineMax Common Stock to be Issued............    22


[***] -- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN
REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                TABLE OF CONTENTS
                                   (CONTINUED)

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          (g)   Subsequent Events........................................    22
          (h)   Financial Ability to Perform.............................    22
          (i)   [***] Purchase...........................................    22

SECTION V. COVENANTS.....................................................    23

   5.1.   Covenants of Seller, Seller's Affiliates, and Designated
          Shareholders...................................................    23
          (a)   Truth of Representations and Warranties..................    23
          (b)   Preservation of Business.................................    23
          (c)   No Organic Change........................................    23
          (d)   Ordinary Course..........................................    23
          (e)   Maintenance of Assets and Properties.....................    24
          (f)   Satisfaction of Obligations and Liabilities..............    24
          (g)   Books and Records........................................    24
          (h)   Insurance................................................    24
          (i)   Entry Into Obligations...................................    24
          (j)   No Issuance of Shares, Options, or Other Securities......    25
          (k)   Acquisitions and Dispositions............................    25
          (l)   Dividends................................................    25
          (m)   Compensation.............................................    25
          (n)   Employees................................................    25
          (o)   Right of Inspection......................................    25
          (p)   Confidentiality..........................................    25
          (q)   Consents and Approvals...................................    26
          (r)   Recommendation of Board of Directors.....................    26
          (s)   Approval of Shareholders.................................    26

   5.2.   Further Covenants of Seller, Seller's Affiliates and Designated
          Shareholders...................................................    26
          (a)   Change of Name...........................................    26
          (b)   Filing of Tax Returns....................................    26
          (c)   Dividends................................................    26

   5.3.   Covenants of Buyer.............................................    26
          (a)   Truth of Representations and Warranties..................    26
          (b)   Consents and Approvals...................................    27

   5.4.   No Solicitation................................................    27

   5.5.   Good Faith Efforts.............................................    27

   5.6.   Public Announcements...........................................    27

SECTION VI. CONDITIONS PRECEDENT TO OBLIGATIONS..........................    28


                                TABLE OF CONTENTS
                                   (CONTINUED)

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   6.1.   Conditions Precedent to the Obligations of Buyer...............    28
          (a)   Accuracy of Representations and Warranties...............    28
          (b)   Performance of Agreements................................    28
          (c)   Corporate Approvals......................................    28
          (d)   No Material Adverse Change...............................    28
          (e)   Litigation...............................................    28
          (f)   Proceedings Satisfactory to Counsel......................    28
          (g)   Delivery of Documents....................................    28
          (h)   Closing Certificate of Seller, Seller's Affiliates, and
                Designated Shareholders..................................    29
          (i)   Environmental Reports....................................    29
          (j)   Leases...................................................    29
          (k)   Escrow and Security Agreement............................    29
          (l)   Listing on New York Stock Exchange.......................    29
          (m)   Termination of HSR Act Waiting Periods...................    29
          (n)   Consent of Brunswick Corporation and Azimut, SPA.........    29

   6.2.   Conditions Precedent to the Obligations of Seller, Seller's
          Affiliates and Designated Shareholders.........................    29
          (a)   Accuracy of Representations and Warranties...............    29
          (b)   Performance of Agreements................................    30
          (c)   Corporate Approval.......................................    30
          (d)   No Material Adverse Change...............................    30
          (e)   Litigation...............................................    30
          (f)   Proceedings Satisfactory to Counsel......................    30
          (g)   Delivery of Documents....................................    30
          (h)   Closing Certificate of Buyer.............................    30
          (i)   Leases...................................................    30
          (j)   Escrow and Security Agreement............................    30
          (k)   Termination of HSR Waiting Periods.......................    31

SECTION VII. THE CLOSING.................................................    31

   7.1.   Closing........................................................    31

   7.2.   Deliveries by Seller, Seller's Affiliates, and Designated
          Shareholders...................................................    31
          (a)   Instruments of Conveyance................................    31
          (b)   Closing Certificate of Seller, Seller's Affiliates, and
                Designated Shareholders..................................    31
          (c)   Secretary's Certificate..................................    31
          (d)   Books and Records........................................    31
          (e)   The Leases...............................................    31
          (f)   Escrow and Security Agreement............................    31
          (g)   Consents and Estoppel Letters............................    31


[***] -- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN
REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                TABLE OF CONTENTS
                                   (CONTINUED)

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
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          (h)   Change of Name...........................................    32
          (i)   Good Standing Certificates...............................    32
          (j)   The Brunswick and Azimut Consents........................    32

   7.3.   Deliveries by Buyer............................................    32
          (a)   Assumption of Liabilities................................    32
          (b)   Purchase Price...........................................    32
          (c)   Closing Certificate of Buyer.............................    32
          (d)   Secretary's Certificate..................................    32
          (e)   Consents and Approvals...................................    32
          (f)   The Leases...............................................    32
          (g)   The Bill of Sale and Assignment Agreement................    32

   7.4.   Payment of Creditors...........................................    32

   7.5.   Obligations of All Parties.....................................    33
          (a)   Third-Party Claims.......................................    33
          (b)   Further Assurances.......................................    33

   7.6.   Risk of Loss...................................................    33

SECTION VIII. WAIVER AND MODIFICATION....................................    33

   8.1.   Waivers........................................................    33

   8.2.   Modification...................................................    33

SECTION IX. NON-COMPETITION..............................................    33

   9.1.   Non-competition................................................    33

   9.2.   Duration and Extent of Restriction.............................    34

   9.3.   Restrictions with Respect to Customers and Employees...........    34

   9.4.   Remedies for Breach............................................    34

   9.5.   Blue Pencil Provision..........................................    35

SECTION X. INDEMNIFICATION...............................................    35

   10.1.  Indemnification by Seller and [***]............................    35
          (a)   General..................................................    35
          (b)   Environmental............................................    35
          (c)   Security for Seller's and Seller's Affiliates
                Obligations..............................................    37


[***] -- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN
REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                TABLE OF CONTENTS
                                   (CONTINUED)

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
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   10.2.  Indemnification by Buyer.......................................    37

   10.3.  Notice and Right to Defend Third-Party Claims..................    37

   10.4.  [***] Indemnity................................................    38
          (a)   [***] Indemnity..........................................    38
          (b)   Environmental............................................    38

   10.5.  [***] Indemnification Claims...................................    39
          (a)   Vehicles.................................................    39
          (b)   Equipment and Fixtures...................................    39
          (c)   Boats and Accessories....................................    39
          (d)   Other Claims.............................................    39

   10.6.  Sole Remedy....................................................    40

SECTION XI. GENERAL......................................................    40

   11.1.  Indemnity Against Finders......................................    40

   11.2.  Controlling Law................................................    40

   11.3.  Notices........................................................    40

   11.4.  Entire Agreement...............................................    41

   11.5.  Severability...................................................    41

   11.6.  Section Headings...............................................    41

   11.7.  Gender.........................................................    41

   11.8.  Survival of Representations and Warranties.....................    41

   11.9.  Counterparts; Facsimile........................................    41

   11.10. Subsidiaries...................................................    42

   11.11. No Obligation to Hire..........................................    42

   11.12. Third-Party Beneficiary........................................    42

                            ASSET PURCHASE AGREEMENT

          AGREEMENT dated as of March 31, 2006, among MARINEMAX OF NEW YORK, INC., a Delaware corporation ("Buyer"); SURFSIDE-3 MARINA, INC., a New York corporation ("Seller"); the various affiliated companies of Seller executing this Agreement (each a "Seller Affiliate" and collectively "Seller's Affiliates"); and, solely for the purposes specifically set forth in this Agreement, MATTHEW BARBARA, PAUL BARBARA, DIANE KEENEY, and ANGELA CHIANESE, (each a "Designated Shareholder" and collectively "Designated Shareholders").

          Seller, together with Seller's Affiliates, sells, rents, leases, brokers, provides storage for, and services various boating products (the "Watercraft Business").

          Buyer, Seller, and Seller's Affiliates desire that Buyer acquire substantially all of the assets, properties, rights, and goodwill of Seller and Seller's Affiliates and assume various designated liabilities of Seller and Seller's Affiliates all upon the terms and conditions set forth in this Agreement.

          To induce Buyer to enter into and perform this Agreement, Designated Shareholders, who directly or indirectly own Seller and Seller's Affiliates and will derive substantial benefit from this Agreement, have agreed to be parties to this Agreement as specified herein.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants set forth herein, the parties agree as follows:

                                   SECTION I.
                               TRANSFER OF ASSETS

          1.1. PURCHASE AND SALE OF ASSETS. Based upon and subject to the representations, warranties, covenants, agreements, and other terms and conditions set forth in this Agreement, Seller and Seller's Affiliates shall sell, convey, transfer, assign, and deliver at the Closing (as defined in Section 7.1), and Buyer shall purchase, acquire, and accept, or cause one or more affiliates of MarineMax, Inc., a Delaware corporation ("MarineMax") to purchase, acquire, and accept, as provided in Section 2.4, all of the assets, properties, rights, and goodwill of Seller and each Seller Affiliate of every kind and description, wherever located, used in or associated with the business of Seller and each Seller Affiliate, except for the "Excluded Assets" listed in
Section 1.3.

          1.2. PURCHASED ASSETS. The assets, properties, rights, and goodwill to be conveyed, transferred, assigned, and delivered by Seller and each Seller Affiliate at the Closing pursuant to Section 1.1 are sometimes herein called the "Purchased Assets" and shall include, without limitation, all of the assets and properties shown on or reflected in the Combined Balance Sheet of Seller and Seller's Affiliates as of December 31, 2004 (the "Base Balance Sheet") and all assets and properties acquired by Seller and Seller's Affiliates after the date of the Balance Sheet and to the Closing Date (as defined in Section 7.1), except for the Excluded Assets. The Purchased Assets are to be sold to Buyer free and clear of any and all liens, claims, charges, liabilities, obligations, and security interests of every kind and nature, except for the

Assumed Liabilities to be assumed pursuant to Section 2.1 hereof. Without limiting the foregoing, the Purchased Assets shall include the following:

               (a) TRADE ACCOUNTS RECEIVABLE. All of Seller's and each Seller Affiliate's trade accounts receivable (the "Trade Accounts Receivable"), including, without limitation, those set forth on Schedule 1.2(a) hereto, which sets forth the amount of each receivable and the name and mailing address of the obligor on each such receivable as of January 31, 2006 and which schedule shall be updated to a date three days prior to the Closing Date. As used herein, Trade Accounts Receivable and non-trade accounts and notes receivable ("Non-Trade Accounts Receivable") collectively are called "Accounts Receivable."

               (b) INVENTORY. All of Seller's and each Seller Affiliate's inventory, including, without limitation, boats, motors, trailers, parts, accessories, fuel, and work in process (the "Inventory"), including, without limitation, the Inventory set forth on Schedule 1.2(b) hereto, which is of a date not more than five days prior to the Closing Date but which shall be updated as of the Closing Date.

               (c) INTELLECTUAL PROPERTY. All of Seller's and each Seller Affiliate's intellectual property rights that are owned by or licensed to Seller or any Seller Affiliate, including, without limitation, all patents and applications therefor, know-how, unpatented inventions, trade secrets, formulas, business and marketing plans, ideas for products, production, or services developed by or on behalf of Seller or any Seller Affiliate, copyrights and applications therefor, trademarks and applications therefor, service marks and applications therefor, trade names and applications therefor, and all names, fictitious names, logos, and slogans used by Seller or any Seller Affiliate (the "Intellectual Property"), including, without limitation, the Intellectual Property set forth on Schedule 1.2(c) hereto and any other Intellectual Property transferable by Seller or any Seller Affiliate. Attached to Schedule 1.2(c) are copies of all such business and marketing plans, license agreements, product formulas, copyrighted materials, trademarks, trade names, and patents and all applications therefor used in the conduct of or relating to the business conducted by Seller and Seller's Affiliates.

               (d) PREPAID EXPENSES. All of Seller's and each Seller Affiliate's prepaid expenses (the "Prepaid Expenses"), including, without limitation, the Prepaid Expenses set forth on Schedule 1.2(d) hereto (including any prepaid expenses with respect to the Leased Personalty assumed by Buyer pursuant to
Section 2.1), as reduced in the ordinary course of business in accordance with past historical practices.

               (e) MACHINERY, EQUIPMENT, VEHICLES, FURNITURE, FIXTURES. All of Seller's and each Seller Affiliate's new or used motor vehicles, furniture, fixtures, machinery, equipment, tools, and leasehold improvements (the "Equipment") related to the sale, service, or storage of marine retail products, including, without limitation, the Equipment set forth on Schedule 1.2(e) hereto.

               (f) CLAIMS AND RIGHTS TO THE PURCHASED ASSETS. All of Seller's and each Seller Affiliate's claims and rights (and benefits arising therefrom) related to the Purchased Assets against all persons and entities, including, without limitation, all rights against suppliers

[***] -- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

under warranties covering any of the Equipment and Inventory, other than claims and rights to any tax refunds and insurance refunds from any Excluded Assets.

               (g) LEASED PERSONALTY. The assignable leasehold interests created by all leases of personal property constituting any part of the Purchased Assets or used in connection with the business of Seller or any Seller Affiliate, under which Seller or any Seller Affiliate is a lessee, including those leases that are capitalized leases and all of Seller's and each Seller Affiliate rights arising from any maintenance contracts and deposits in connection therewith (all such personal property that Seller or any Seller Affiliate is leasing as lessee shall herein be referred to as "Leased Personalty"), including, without limitation, the Leased Personalty set forth on Schedule 1.2(g) hereto and any other Leased Personalty transferable by Seller or any Seller Affiliate. Attached to Schedule 1.2(g) are copies of all the lease agreements listed on Schedule 1.2(g).

               (h) BUSINESS CONTRACTS. All of Seller's and each Seller Affiliate's assignable sales orders and sales contracts, quotations, bids, sales, dealer agreements, storage agreements, brokerage agreements, service agreements, service orders, license agreements, supply agreements, franchise agreements, sales representative agreements, consulting agreements, technical service agreements, and boat show agreements (the "Business Contracts"), including, without limitation, each Business Contract set forth on Schedule 1.2(h) hereto, together with any revenue or other income associated therewith. Attached to Schedule 1.2(h) is a complete, accurate, and executed copy of each Business Contract that Seller and each Seller Affiliate reasonably believes will be in effect on the Closing Date and including any other Business Contracts transferable by Seller or any Seller Affiliate.

               (i) CUSTOMER AND SUPPLIER LISTS. All of Seller's and each Seller Affiliate's current and historical customer and supplier lists and customer and supplier records. Schedule 1.2(i) hereto sets forth a list of all previous (within the last two years from the date hereof) and existing customers and suppliers of Seller and Seller's Affiliates and their last known business addresses and phone numbers.

               (j) LICENSES, PERMITS, AND APPROVALS. All of Seller's and each Seller Affiliate's [***] licenses, permits, approvals, and authorizations of whatsoever kind and type, governmental or private, issued, applied for, or pending, used in the conduct of or relating to the business of Seller or any Seller Affiliate (the "Licenses and Permits"). The Licenses and Permits are set forth on Schedule 1.2(j) hereto. Attached to Schedule 1.2(j) are copies of all Licenses and Permits.

               (k) BOOKS AND RECORDS. All of Seller's and each Seller Affiliate's books and records with respect to the Purchased Assets and the business of Seller and each Seller Affiliate, including, without limitation, blueprints, drawings, manuals, and other technical papers, and all accounts receivable, inventory, maintenance, and asset history records, but excluding all employee and tax records (provided, however, that access to such employee and tax records shall be provided to Buyer upon written request for a period of three years following the Closing Date), but such books and records shall not include any personal tax returns or other personal financial information of any Designated Shareholder.

[***] -- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

               (l) COMPUTER SOFTWARE AND HARDWARE. All computer software and hardware used or intended for use in connection with the business of Seller or any Seller Affiliate, owned, leased, or licensed by or to Seller or any Seller Affiliate, [***]. Section 1.2(l) hereto constitutes a list of all computer software and hardware.

               (m) NAMES. All right, title, and interest in and to the name "Surfside 3 Marina" and any and all names related to or associated with the business of Seller or any Seller Affiliate at any time within the preceding 12 months, and any derivations thereof (the "Names").

               (n) PHONE AND FACSIMILE NUMBERS, E-MAIL ADDRESSES, AND WEB SITES. All telephone and facsimile numbers and e-mail addresses used by Seller or any Seller Affiliate and any web sites developed or owned by Seller or any Seller Affiliate.

               (o) LEASEHOLD INTERESTS. All of Seller's and each Seller Affiliate's leasehold interests, as a tenant or otherwise, related to or arising from the leases of real property set forth on Schedule 1.2(o) hereto.

               (p) PAYMENTS FROM MANUFACTURERS. All rebates, bonuses, allowances, refunds, warranty receivables, volume incentives, market share bonuses, promotional pricing payments, and all other backend payments related to all [***] purchases, and other payments received by Seller or any Seller Affiliate from or due and payable to Seller or any Seller Affiliate from manufacturers, suppliers, and other third parties other than income tax refunds due or owing to Seller and each Seller Affiliate. [***].

               (q) GOODWILL. All of Seller's and each Seller Affiliate's goodwill associated with the Watercraft Business.

               (r) COVENANT NOT TO COMPETE. The covenant not to compete contained in Article IX.

               (s) PENDING SALES CONTRACTS. All of Seller's and each Seller Affiliate's boat contracts, [***] which have not been delivered as of the Closing Date as well as all of Seller's and each Seller Affiliate's boat contracts, [***] which were not closed as of the Closing Date, as set forth on
Schedule 1.2(s).

               (t) PAYMENTS FROM RETAIL FINANCING SOURCES. All retail financing incentives and volume discounts associated with retail financing placements on boat sales [***].

          Each Schedule provided for in this Section 1.2 also sets forth, separately as appropriate, the assets and properties of Seller and each Seller Affiliate and any purported restriction on the sale, transfer, or assignment thereof.

          1.3. EXCLUDED ASSETS. The following assets shall be excluded from the purchase and sale contemplated by this Agreement (the "Excluded Assets"):

               (a) RIGHTS HEREUNDER. The rights of Seller and Seller's Affiliates under this Agreement.

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[***] -- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

               (b) CORPORATE DOCUMENTS. The corporate charter, minute and stock record books, and corporate seal of Seller and Seller's Affiliates.

               (c) RECORDS OF NEGOTIATIONS. The records of Seller and Seller's Affiliates relating to the negotiation and sale of stock or assets.

               (d) EMPLOYEE RECORDS. All records of Seller and Seller's Affiliates with respect to employees, provided that reasonable access thereto shall be provided to Buyer upon written request for a period of three years following the Closing Date.

               (e) TAX RECORDS. All books and records of Seller and Seller's Affiliates with respect to taxes, provided that reasonable access thereto shall be provided to Buyer upon written request for a period of three years following the Closing Date.

               (f) DISPOSED OF ASSETS. Any assets and properties disposed of by Seller or any Seller Affiliate since the date of the Base Balance Sheet in the ordinary and usual course of business and as contemplated by this Agreement.

               (g) CASH. All cash and cash equivalents of Seller and Seller's Affiliates on hand and in banks.

               (h) BANK ACCOUNTS. All right, title, and interest in and to Seller's and Seller's Affiliates bank accounts.

               (i) [***].

               (j) TAX AND INSURANCE REFUNDS. All tax and insurance refunds due or owing to Seller or any Seller Affiliate.

               (k) NON-TRADE ACCOUNTS RECEIVABLE. Any Non-Trade Accounts Receivable, including receivables from affiliates and receivables out of the ordinary course of business.

               (l) SECURITIES. All securities owned by Seller or any Seller Affiliate including the capital stock of subsidiaries, including those set forth on Schedule 1.3(l) hereto.

               (m) [***].

                                  SECTION II.
                            ASSUMPTION OF LIABILITIES

          2.1. ASSUMED LIABILITIES. Buyer shall not assume any liabilities or obligations of Seller or any Seller Affiliate, whatsoever the nature or type, except that at the Closing, Buyer shall assume the following:

               (a) PERFORMANCE OBLIGATIONS. Those nondelinquent performance obligations of Seller and each Seller Affiliate arising after the Closing Date under the Business

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[***] -- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Contracts, Licenses and Permits, Leased Personalty, and Prepaid Expenses as listed in Section 2.1(a) hereto.

               (b) ASSUMED INVENTORY FLOORPLAN. The principal amount payable by Seller or any Seller Affiliate relating to inventory financing listed on
Schedule 2.1(b) hereto (the "Assumed Inventory Floorplan"), but only to the extent current as of the Closing.

               (c) CUSTOMER DEPOSITS. Those obligations and liabilities of Seller or any Seller Affiliate relating to the customer deposits set forth on
Schedule 2.1(c) hereto.

               (d) ACCRUED EMPLOYEE EXPENSES. The accrued employee expenses of Seller and each Seller Affiliate set forth on Schedule 2.1(d) hereto.

               (e) UNEARNED INCOME. The unearned storage and other income of Seller and each Affiliate of Seller set forth on Schedule 2.1(e) hereto.

               (f) ASSUMED [***] OBLIGATIONS. The cost to [***] and that are listed on Schedule 2.1(f) hereto. Such costs are solely [***] costs and shall not include [***] other selling expenses, including sales commissions.

          2.2. EXCLUDED LIABILITIES. Except only with respect to the Assumed Liabilities expressly assumed pursuant to Section 2.1, Buyer shall not be obligated to directly or indirectly pay, perform, or discharge any claims, obligations, or liabilities of Seller or any Seller Affiliate, including, without limitation, the following:

               (a) LIABILITIES HEREUNDER. Any obligations or liabilities of Seller, any Seller Affiliate, or any Designated Shareholder under this Agreement.

               (b) LEGAL AND ACCOUNTING FEES. Any obligations or liabilities for legal, accounting, and other fees and expenses incurred by or on behalf of Seller, any Seller Affiliate, or any Designated Shareholder in connection with the negotiation of the transactions contemplated by this Agreement, this Agreement, the sale of the Purchased Assets, the assumption of the Assumed Liabilities, and the documents related thereto.

               (c) TAX LIABILITIES. Any tax and tax related obligations or liabilities of Seller or any Seller Affiliate whether or not owed on or prior to the Closing Date, including, without limitation, (i) any obligations or liabilities (federal, state, local, or foreign) for or related to taxes on or measured by the income of Seller or any Seller Affiliate; (ii) any obligations or liabilities for federal, state, local, or foreign income and employee FICA taxes that Seller or any Seller Affiliate is legally obligated to withhold through the Closing Date whether or not Seller or any Seller Affiliate has withheld the same as required by law; (iii) any obligations or liabilities for employer FICA and unemployment taxes; (iv) any sales, use, property, and transfer taxes arising as a result of the operation of the Watercraft Business at any time until the Closing Date; (v) any obligations or liabilities for franchise and excise taxes relating to the corporate status of Seller or any Seller Affiliate; (vi) any obligations or liabilities for property taxes; and
(vii) any other taxes of any kind or description, [***] which shall be the responsibility of Buyer.

               (d) LIABILITY TO BUYER FOR BREACH. Any obligations or liabilities of Seller or any Seller Affiliate to the extent that their existence or magnitude constitutes or results in a breach of a material representation, warranty, covenant, or agreement made by Seller, any Seller Affiliate, or any Designated Shareholder to Buyer, or makes any of the information contained in this Agreement or any Exhibit, Schedule, or the other documents delivered by or on behalf of Seller, any Seller Affiliate, or any Designated Shareholder (or their representatives) pursuant to or in connection with this Agreement or any of the transactions contemplated hereby untrue in any material adverse respect.

               (e) LIABILITIES TO EMPLOYEES. Except as set forth in Schedule 2.1(d) hereto, any obligations or liabilities of Seller or any Seller Affiliate with respect to payroll, bonuses, severance benefits, vacation pay, sick pay, and other employment benefits or sums, including, without limitation, FICA, workers' compensation premiums, or unemployment premiums and taxes to or on behalf of employees of Seller or any Seller Affiliate for any period prior to the Closing Date, and any and all obligations or liabilities of Seller or any Seller Affiliate, arising under any collective bargaining agreement or union contract.

               (f) PROPERTY AND PERSONAL INJURY LIABILITIES. Any claims against or obligations or liabilities of Seller or any Seller Affiliate for injury to or death of persons or damage to or destruction of property (including, without limitation, any workers' compensation claim) regardless of when such claim or liability is asserted, including, without limitation, any claim, obligation, or liability for damages in connection with the foregoing, it being understood and agreed that any claim, obligation, or liability asserted after the Closing Date arising out of the sale of any product sold by Seller or any Seller Affiliate or the performance of any services by Seller or any Seller Affiliate prior to the Closing Date, shall be considered to be a claim against or an obligation or liability of Seller or a Seller Affiliate for injury to or death of persons or damage to or destruction of property and therefore, except as otherwise provided for herein, not assumed hereunder by Buyer. Any pending sales contracts transferred pursuant to Section 1.2(s) shall be the responsibility of Buyer for any obligations in this Section.

               (g) LIABILITY FOR MEDICAL, DENTAL, AND DISABILITY BENEFITS. Any obligations or liabilities of Seller or any Seller Affiliate for medical, dental, and disability (both long-term and short-term) benefits, whether insured or self-insured, based upon a condition existing on or prior to the Closing Date or for claims incurred or disabilities commencing prior to the Closing Date and any obligation or liability for the foregoing, regardless of when accrued and regardless of when any condition existed, that arises by virtue of an employment relationship at any time with Seller or any Seller Affiliate.

               (h) LIABILITY TO OTHERS FOR BREACH. Any obligations or liabilities of Seller or any Seller Affiliate for any breach of any representation, warranty, covenant, or agreement, or for any claim for indemnification, contained in any contract or other document referred to in
Section 1.2, agreed to be performed pursuant hereto by Buyer, to the extent that such breach or claim arose out of or by virtue of the performance or nonperformance by Seller or any Seller Affiliate thereunder prior to the Closing Date, it being understood that, as between Seller and Seller's Affiliates on the one hand and Buyer on the other hand, this paragraph shall apply notwithstanding any provisions that may be contained in any form of consent to the assignment of any such contract or document that, by its terms, imposes such liabilities upon

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[***] -- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Buyer and which assignment is accepted by Buyer notwithstanding the presence of such a provision, and that the failure by Seller or any Seller Affiliate to discharge any such liability shall entitle Buyer to indemnification in accordance with the provisions of Section 10.1.

               (i) LIABILITY REGARDING EMPLOYEE WELFARE AND PENSION BENEFITS. Any obligations or liabilities of Seller or any Seller Affiliate up to the Closing Date, arising out of or in connection with any past or present employee welfare and pension benefit plans of Seller or any Seller Affiliate, including, without limitation, any obligations or liabilities of Seller or any Seller Affiliate to or on behalf of any past or present employee of Seller or any Seller Affiliate arising under any collective bargaining agreement, union contract, union health and welfare fund, or similar program.

               (j) ERISA. Any obligations or liabilities of Seller or any Seller Affiliate with respect to, or arising under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any Pension Plan, Welfare Plan or Employee Benefit Plan, as each are hereinafter defined or as defined by ERISA, and any related trust agreements or annuity contracts not expressly assumed in
Section 2.1.

               (k) EMPLOYEE GRIEVANCES. Any obligations or liabilities of Seller or any Seller Affiliate with respect to, or arising under, any grievance or complaint brought by any past or present employee of Seller or any Seller Affiliate while in the employ of Seller or any Seller Affiliate during any period prior to the Closing Date or filed pursuant to any collective bargaining agreement to which Seller or any Seller Affiliate is a party or by which Seller or any Seller Affiliate is bound related to any period prior to the Closing Date.

               (l) LIABILITY FOR VIOLATION OF LAW. Any obligations or liabilities of Seller or any Seller Affiliate arising out of or in connection with any violation by Seller or any Seller Affiliate of any statute, law, or governmental rule, regulation, policy, or directive, which violation arises out of any act or omission relating to Seller or any Seller Affiliate that occurred or commenced prior to the Closing Date.

               (m) ENVIRONMENTAL LAWS. [***] any obligations or liabilities of Seller or any Seller Affiliate with respect to, or relating to, environmental laws or environmental matters applicable to the business, properties, or operations of Seller or any Seller Affiliate for any period prior to the Closing Date.

               (n) BANK DEBT AND OTHER INDEBTEDNESS. Except as expressly assumed pursuant to Section 2.1, any amounts owing by Seller or any Seller Affiliate to banks or other persons, firms, or institutions for borrowed funds and any obligations or liabilities of Seller or any Seller Affiliate with respect to any other indebtedness of Seller or any Seller Affiliate.

               (o) SHAREHOLDERS AND AFFILIATES. Any obligations or liabilities of Seller or any Seller Affiliate with respect to any of its shareholders or any Affiliate of Seller or any Seller Affiliate or any such shareholder. For purposes of this Agreement, the term "Affiliate" shall mean any entity in which any Designated Shareholder is an officer or director or in which any Designated Shareholder or Seller or any Seller Affiliate, directly or indirectly, owns

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[***] -- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

or controls 10 percent or more of the equity securities of the entity, or any person related to any Designated Shareholder by blood or marriage.

               (p) TRADE AND NON-TRADE ACCOUNTS PAYABLE AND ACCRUED EXPENSES. Any Trade or Non-Trade Accounts Payable or Accrued Expenses of Seller or any Seller Affiliate.

               (q) PREVIOUSLY COLLECTED AND MISAPPLIED ACCOUNTS. Any obligations or liabilities of Seller or any Seller Affiliate for previously collected accounts receivable, misapplied credits, misapplied payments, overpayments, and duplicate payments.

               (r) LITIGATION. Any obligations or liabilities of Seller or any Seller Affiliate relating to lawsuits, claims (whether instituted, pending, or threatened), or judgments against Seller or any Seller Affiliate or relating to the business of Seller or any Seller Affiliate or the use of any of its assets or properties relating to any facts or circumstances arising prior to the Closing Date.

               (s) LIABILITIES NOT ASSUMED HEREUNDER. Consistent with and without limitation by the specific enumeration of the foregoing, any obligations or liabilities not expressly assumed by Buyer pursuant to the provisions of
Section 2.1.

          2.3. NO EXPANSION OF THIRD-PARTY RIGHTS. The assumption by Buyer of the Assumed Liabilities, and the transfer thereof by Seller or any Seller Affiliate, shall in no way expand the rights and remedies of any third party against Seller or any Seller Affiliate or against Buyer, as assignee of Seller or any Seller Affiliate, as compared to the rights and remedies that such third party would have had against Seller or any Seller Affiliate or against Buyer, as assignee of Seller or any Seller Affiliate, had Buyer not assumed such liabilities. Without limiting the generality of the preceding sentence, the assumption by Buyer of such liabilities shall not create any third-party beneficiary rights.

                                  SECTION III.
                                 PURCHASE PRICE

          3.1. PURCHASE PRICE. The purchase price for the Purchased Assets to be acquired pursuant to Section 1.1 shall be, in addition, as applicable, to the assumption of liabilities pursuant to Section 2.1, an amount equal to the total of the Base Purchase Price and the Net Working Capital Adjustment. The Base Purchase Price (which shall be provided by MarineMax pursuant to and in accordance with all applicable law) shall equal [***] of which 55% shall be paid in cash or a cashier's check or wire transfer, and 45% shall be paid in MarineMax common stock valued based on the average closing price of MarineMax common stock during the 10-day period [***] prior to the Closing Date [***]. The Net Working Capital Adjustment shall be calculated pursuant to Section 3.3.

          3.2. PAYMENT OF PURCHASE PRICE. Other than as provided in Section 10.1(d), the purchase price shall be payable in full at the Closing.

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[***] -- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          3.3. NET WORKING CAPITAL ADJUSTMENT. Net Working Capital shall equal the value of all trade accounts receivable, inventory, [***] and prepaid expenses sold to Buyer pursuant to Section 1.2 less liabilities assumed pursuant to Section 2.1.

               (a) TRADE ACCOUNTS RECEIVABLE AND PREPAID EXPENSES. Trade Accounts Receivable and Prepaid Expenses shall be valued at net realizable value [***].

               (b) INVENTORIES. For purposes of the calculation of the value of the Inventory in this Section 3.3(b), the value of the Inventory shall be determined as follows: (i) new 2005 and 2006 models shall be dealer net invoice, less [***] including, but not limited to, promotional pricing discounts, market share bonuses, purchasing and ordering discounts and commitment bonuses (ii) new 2004 and prior year models shall be dealer net invoice, less 17%; (iii) used boats shall be [***] used trade in value, minus the costs of necessary repairs to put the boats in good working order [***] and (iv) parts and accessories shall be valued at cost less an allowance for obsolete or slow moving inventory (parts that have not sold in over one year shall be [***] or Seller shall retain). As used in this Section 3.3(b), Inventory refers only to new and used boat, motor, trailer, parts, accessory, and fuel inventory. No amount shall be due with respect to any work in process (except for any parts inventory not included in Section 3.3(b)(iv)).

               (c) EQUIPMENT, VEHICLES, AND MACHINERY. Equipment, vehicles, and machinery [***] shall be valued at zero.

               (d) [***] EXPENSE ADJUSTMENT. Buyer shall pay Seller and Seller's Affiliates [***] calculated on a pro rata basis [***]. Such purchase price adjustment shall be reduced by the gross profit (sale price less invoice cost for new boats and NADA used trade in value for used boats) on any boat [***] delivered prior to Closing. These adjustments shall be reflected on the Closing Statement.

               (e) PAYMENT OF NET WORKING CAPITAL ADJUSTMENT. Any purchase price adjustment required under this Section 3.3, shall be added to or subtracted from the amount of the cash to be delivered at the Closing Date.

          3.4. ALLOCATION OF PURCHASE PRICE. The purchase price shall be allocated among the Purchased Assets in accordance with their respective fair market values. Without limiting the foregoing, the parties agree that the total purchase price (including liabilities assumed) for the assets and properties purchased pursuant to this Agreement shall be allocated to those assets and properties as set forth on Schedule 3.4 hereto, and the parties agree that the allocation set forth on Schedule 3.4 hereto has been made in accordance with the requirements of Section 1060 of the Internal Revenue Code of 1986, as amended (the "Code") and any applicable Treasury Regulations promulgated thereunder. The parties, each at its own expense, also agree to file appropriate forms with the Internal Revenue Service setting forth the information required to be furnished to the Internal Revenue Service by Section 1060 of the Code and the applicable Treasury Regulations thereunder.

          3.5. CONFIDENTIALITY. Each of Buyer, Seller, Seller's Affiliates, Designated Shareholders, and their respective directors, officers, representatives, and affiliates shall maintain in confidence all aspects of the negotiation of the transactions contemplated by this Agreement including the determination of the Purchase Price except to the extent that disclosure is required by applicable law or any governmental authority.

                                  SECTION IV.
                         REPRESENTATIONS AND WARRANTIES

          4.1. REPRESENTATIONS AND WARRANTIES OF SELLER, SELLER'S AFFILIATES, AND DESIGNATED SHAREHOLDERS. Except as otherwise set forth in the Seller Disclosure Schedule heretofore delivered by Seller and Seller's Affiliates to and acknowledged as received by Buyer, Seller, Seller's Affiliates, and Designated Shareholders jointly and severally represent and warrant to Buyer, as follows:

               (a) DUE INCORPORATION, GOOD STANDING, AND QUALIFICATION. Each of Seller and Seller's Affiliates is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power and authority to own, operate, and lease its assets and properties and to carry on its business as now being conducted. Neither Seller nor any Seller Affiliate is subject to any material disability by reason of the failure to be duly qualified as a foreign corporation for the transaction of business or to be in good standing under the laws of any jurisdiction. Schedule 4.1(a) hereto constitutes a list setting forth, as of the date of this Agreement, each jurisdiction in which Seller and each Seller Affiliate is qualified to do business.

               (b) CORPORATE AUTHORITY. Each of Seller and Seller's Affiliates has the corporate power and authority to enter into this Agreement and all related transaction documents contemplated by this Agreement and to carry out the transactions contemplated hereby and thereby. The Board of Directors and shareholders of Seller and each Seller Affiliate have duly authorized the execution, delivery, and performance of this Agreement and all related transaction documents contemplated by this Agreement. No other corporate proceedings on the part of Seller or any Seller Affiliate are necessary to authorize the execution and delivery by Seller or any Seller Affiliate of this Agreement or the consummation by Seller or any Seller Affiliate of the transactions contemplated hereby. This Agreement has been duly executed and delivered by, and constitutes a legal, valid, and binding agreement of, Seller and each Seller Affiliate, enforceable against Seller and each Seller Affiliate in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

               (c) CAPITAL STOCK; OPTIONS, WARRANTS, AND RIGHTS. Schedule 4.1(c) hereto sets forth, as of the date hereof, the authorized and outstanding capital stock of Seller and each Seller Affiliate. All of the issued and outstanding shares of capital stock of Seller and of each Seller Affiliate have been duly authorized and validly issued, are fully paid and nonassessable, and are free of preemptive rights. Neither Seller nor any Seller Affiliate has any treasury shares. Neither Seller nor any Seller Affiliate has outstanding any subscriptions, options, warrants, or other rights to purchase, or securities or other obligations convertible into or

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WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN
REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

exchangeable for, or contracts, commitments, agreements, arrangements, or understandings, to issue, any shares of its capital stock, membership interests, or other securities.

               (d) SUBSIDIARIES. Schedule 4.1(d) hereto constitutes a list setting forth, as of the date of this Agreement, (i) the name, jurisdiction of incorporation, and list of shareholders of Seller and each Seller Affiliate; and
(ii) the name and a description of every other person, corporation, partnership, limited liability company, joint venture, or other business association in which Seller or any Seller Affiliate directly or indirectly owns a material interest. The outstanding shares of capital stock of the subsidiaries of Seller and each Seller Affiliate are owned as set forth in Schedule 4.1(d) hereto free and clear of all claims, liens, charges, and encumbrances. Neither Seller nor any Seller Affiliate owns, directly or indirectly, any capital stock or other equity securities of any corporation or has any direct or indirect equity or ownership interest in any corporation or other business other than with respect to its subsidiaries.

               (e) FINANCIAL STATEMENTS. The Combined Balance Sheets of Seller and Seller's Affiliates as of December 31, 2003 and December 31, 2004, as well as the Combined Statements of Operations, the Combined Statements of Shareholders' Equity, and the Combined Statements of Cash Flows of Seller and Seller's Affiliates for the two years ended December 31, 2004, and all related schedules and notes to the foregoing, have been reported on by Ernst & Young LLP, independent public accountants The Combined Balance Sheet of Seller and Seller's Affiliates as of December 31, 2005 and the Combined Statement of Operations, the Combined Statement of Shareholders' Equity, and the Combined Statement of Cash Flows of Seller and Seller's Affiliates for the year ended December 31, 2005, and all related schedules and notes to the foregoing, have been reported on by Povol & Feldman CPA, PC, independent public accountants. All of the foregoing financial statements have been prepared in accordance with generally accepted accounting principles, which were applied on a consistent basis, and present fairly, in all material respects, the consolidated financial position, results of operations, shareholders' equity, and cash flow of Seller and Seller's Affiliates as of their respective dates and for the periods indicated. Neither Seller nor any Seller Affiliate has any material liabilities or obligations of a type that would be included in a combined balance sheet prepared in accordance with generally accepted accounting principles, whether related to tax or non-tax matters, accrued or contingent, due or not yet due, liquidated or unliquidated, or otherwise, except as and to the extent disclosed or reflected in the Base Balance Sheet or incurred since the date of that balance sheet in the ordinary course of business and as contemplated by this Agreement. Notwithstanding anything else contained in this Section 4.1(e), in the event that Buyer makes a written claim, within the time frames provided herein, that any of the representations and warranties contained in this Section 4.1(e) are untrue, then the December 31, 2005 financial statements shall be audited by Ernst & Young, LLP at the [***] expense of [***] Seller. If Ernst & Young LLP determines that the net income, after add back for officers' compensation, is not less than [***] of the calendar year 2004 net income, after add back for officers' compensation, then it shall be deemed that Buyer has no damage and the inquiry and allegation is deemed to be satisfied. If Ernst & Young LLP determines that the net income, after add back for officers' compensation, is less than [***] of the calendar year 2004 net income, after add back for officers' compensation, Seller shall pay to Buyer an amount equal to the amount of the percentage decrease below [***] in 2004 net income, after add back for officers' compensation, multiplied by the Base Purchase Price, [***], within 30 days of such

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WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN
REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

determination being made by Ernst & Young LLP, which shall be deducted from amounts held pursuant to the Escrow and Security Agreement described below. [***]

               (f) ACTIONS IN THE ORDINARY COURSE OF BUSINESS. Since the date of the Base Balance Sheet, neither Seller nor any Seller Affiliate (i) has taken any action or entered into any material transaction other than contemplated hereby outside the ordinary and usual course of business; (ii) has borrowed any money or become contingently liable for any obligation or liability of another other than indebtedness not material in the aggregate incurred in the ordinary and usual course of business; (iii) has failed to pay any of its debts and obligations as they become due; (iv) has incurred any debt, liability, or obligation of any nature to any party, except for obligations arising from the purchase of goods or the rendition of services in the ordinary and usual course of business; (v) has failed to use its best efforts to preserve its business organization intact, to keep available the services of its employees and independent contractors, or to preserve its relationships with its customers, suppliers, and others with which it deals; (vi) has sold, transferred, leased, or encumbered any of its assets or properties outside the ordinary and usual course of business; (vii) has waived any material right; (viii) has written off any assets or properties; or (ix) has hired any employees or increased the compensation of any employees outside the ordinary and usual course of business.

               (g) NO MATERIAL CHANGE. Since the date of the Base Balance Sheet, there has not been and there is not threatened (i) any material adverse change in the financial condition, business, assets, properties, or operating results of Seller and Seller's Affiliates taken as a whole; (ii) any loss or damage (whether or not covered by insurance) to any of the assets or properties of Seller or any Seller Affiliate, which materially affects or impairs its ability to conduct its business; or (iii) any mortgage or pledge of any assets or properties of Seller or any Seller Affiliate, or any indebtedness incurred by Seller or any Seller Affiliate, other than indebtedness, not material in the aggregate, incurred in the ordinary and usual course of business.

               (h) TITLE TO PROPERTIES. Except for leased personal property, each of Seller and Seller's Affiliates has good and marketable title to and rightful possession of all of its real and personal assets and properties, including all assets and properties reflected in the Base Balance Sheet or acquired subsequent to the date of the Base Balance Sheet, except assets or properties disposed of subsequent to the date of the Base Balance Sheet in the ordinary and usual course of business and as contemplated by this Agreement. Except for leased personal property such assets and properties are subject to no mortgage, indenture, pledge, lien, claim, encumbrance, charge, security interest or title retention, or other security arrangement, except for liens for the payment of federal, state, and other taxes, the payment of which is neither delinquent nor subject to penalties, and except for other liens and encumbrances incidental to the conduct of the business of Seller and Seller's Affiliates or the ownership of their assets or properties, which were not incurred in connection with the borrowing of money or the obtaining of advances and which do not in the aggregate materially detract from the value of the assets or properties of Seller and Seller's Affiliates taken as a whole or materially impair the use thereof in the operation of their respective businesses, except in each case as disclosed in the Base Balance Sheet. All leases pursuant to which Seller or any Seller Affiliate leases any substantial amount of real or personal property are valid and effective in accordance with their respective terms. Schedule 4.1(h) hereto sets forth the location, physical description, basis of occupancy,


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WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN
REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

ownership, and terms of any mortgages or leases with respect to all properties used in the conduct of the Watercraft Business.

               (i) CONDITION OF ASSETS AND PROPERTIES. The buildings, equipment, machinery, docks, harbors, bulkheads, fixtures, furniture, furnishings, office equipment, and all other tangible personal assets and properties presently used in, or necessary for the operation of, the business of Seller and Seller's Affiliates, do not require any repairs other than normal maintenance and are in good operating condition and in a state of good maintenance and repair. In addition, [***] there are no issues, including current or pending legislation or regulatory actions affecting access to the waterways, customarily used by Seller or any Seller Affiliate or the customers of Seller or any Seller Affiliate, that would otherwise adversely affect the business of Seller or any Seller Affiliate.

               (j) LITIGATION; ABSENCE OF CLAIMS OR PRODUCT OR SERVICE WARRANTIES. [***] Seller, any Seller Affiliate, or any Designated Shareholder, there are no actions, suits, claims, proceedings, investigations, or other litigation pending or, [***] threatened or that could be threatened against Seller or any Seller Affiliate, at law or in equity, or before or by any federal, state, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality that, if determined adversely to Seller or any Seller Affiliate, would individually or in the aggregate have a material adverse effect on the business, assets, properties, operations, operating results, prospects, or condition, financial or otherwise, of Seller and Seller's Affiliates taken as a whole (a "Material Adverse Effect"). [***] any Seller Affiliate, and any Designated Shareholder, none of Seller or any Seller Affiliate is a party to any decree, order, or arbitration award (or agreement entered into in any administrative, judicial, or arbitration proceeding with any governmental authority) with respect to or affecting any of the Purchased Assets (or the use thereof), the Assumed Liabilities, or the Watercraft Business (or the conduct thereof). [***] Seller, any Seller Affiliate, or any Designated Shareholder, there are no material claims pending, anticipated, or to the knowledge of Seller, any Seller Affiliate, or any Designated Shareholder, threatened against Seller or any Seller Affiliate with respect to the quality of or absence of defects in such products or services.

               (k) LICENSES AND PERMITS. Neither Seller nor any Seller Affiliate is subject to any material disability or liability by reason of its failure to possess any license, permit, franchise, certificate, consent, approval, or authorization. Each of Seller and Seller's Affiliates has all licenses, permits, franchises, certificates, consents, approvals, and authorizations of whatever kind and type, governmental or private, necessary for the business conducted by it and the ownership or use of all assets and properties and the premises occupied by it except for those, which if not obtained, would not reasonably be expected to have a Material Adverse Effect. Schedule 1.2(g) hereto contains a true, correct, and complete list of all licenses, permits, franchises, certificates, consents, approvals, and authorizations necessary for the conduct of the business of Seller and Seller's Affiliates.

               (l) NO VIOLATION. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not violate or result in a breach by Seller or any Seller Affiliate of, or constitute a default under, or conflict with, or cause any acceleration of any obligation with respect to (i) any provision or restriction of any charter, bylaw, shareholders' agreement, voting trust, proxy, or other similar agreement; (ii) any loan


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WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN
REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

agreement, indenture, lease, or mortgage of Seller or any Seller Affiliate;
(iii) any provision or restriction of any lien, lease agreement, dealer agreement, contract, or instrument to which Seller or any Seller Affiliate is a party or by which any of them is bound; or (iv) any order, judgment, award, decree, law, rule, ordinance, or regulation or any other restriction of any kind or character to which any assets or properties of Seller or any Seller Affiliate is subject or by which Seller or any Seller Affiliate is bound except for any violation, breach or default, which itself or together with others, would not reasonably be expected to have a Material Adverse Effect. Neither the execution and delivery by Seller or any Seller Affiliate of this Agreement or any of the other agreements contemplated hereby, nor the consummation of the transactions contemplated hereby or thereby, will result in the creation of any lien, claim, right, charge, encumbrance or security interest of any nature or type whatsoever with respect to any of the stock or assets of Seller or any Seller Affiliate.

               (m) TAXES. Each of Seller and Seller's Affiliates has duly filed in correct form all Tax Returns (as defined below) relating to the activities of Seller and Seller's Affiliates required or due to be filed (with regard to applicable extensions) on or prior to the date hereof. All such Tax Returns are accurate and complete in all material respects, and Seller and each Seller Affiliate has paid or made provision for the payment of all Taxes (as defined below) that have been incurred or are due or claimed to be due from Seller or any Seller Affiliate by federal, state, or local taxing authorities for all periods ending on or before the date hereof, other than Taxes or other charges that are not delinquent or are being contested in good faith and have not been finally determined and have been disclosed to Buyer. No claims for Taxes or assessments are being asserted or threatened against Seller or any Seller Affiliate. Seller has furnished to Buyer a copy of all Tax Returns filed for it and each Seller Affiliate within the three-year period prior to the date of the Agreement. For purposes of this Agreement, the term "Taxes" shall mean all taxes, charges, fees, levies, or other assessments, including, without limitation, income, gross receipts, excise, property, sales, transfer, license, payroll, and franchise taxes, imposed by the United States or any state, local, or foreign government or subdivision or agency thereof, and such term shall include any interest, penalties, or additions to tax attributable to such assessments or to the failure to file any Tax Return; and the term "Tax Return" shall mean any report, return, or other information required to be supplied to a taxing authority or required by a taxing authority to be supplied to any other person.

               (n) ACCOUNTS RECEIVABLE. Each account receivable of Seller or any Seller Affiliate has been acquired in the ordinary course of business, is valid and enforceable, and is fully collectible, subject to no defenses, deductions, set-offs, or counterclaims, except to the extent of the reserve reflected in the Base Balance Sheet [***]. Each such account receivable is fully collectible to the extent of the face value thereof (less the amount of the reserve for doubtful accounts, if any, reflected on the books of Seller or any Seller Affiliate with respect to such account). Any account receivable not collected in full within [***] days after such account is due, or within [***] days after the Closing Date, whichever is later, shall conclusively be deemed to be uncollectible. Any such account receivable that becomes uncollectible at any time shall be purchased from Buyer at the face value thereof within 10 days after written demand by Buyer for such purchase.

               (o) CONTRACTS. Neither Seller nor any Seller Affiliate is a party to (i) any plan or contract providing for bonuses, incentives, pensions, stock options, stock purchases,


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WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN
REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

deferred compensation, retirement payments, pension, profit sharing, or welfare benefits; (ii) any plan or agreement providing for fringe benefits to present or former employees, including sick leave, severance pay, medical, hospitalization, life insurance, or related benefits; (iii) any lease, installment purchase agreement, or other contract with respect to any real or personal property used or proposed to be used in its operations, excepting, in each case, items included within aggregate amounts disclosed or reflected in the Base Balance Sheet; (iv) any employment, consulting, or other similar arrangement not terminable by it upon 30 days or less notice without penalty to it or that provides for payments upon or after termination; (v) any contract or agreement for the purchase of any commodity, material, fixed asset, or equipment in excess of $10,000; (vi) any contract or agreement creating an obligation of $10,000 or more; (vii) any mortgage, deed of trust, pledge agreement, security agreement, lease, or other contract or agreement, which by its terms does not terminate or is not terminable by it without penalty to it; (viii) any loan agreement, letter of credit, financing agreement, indenture, promissory note, or other similar type of arrangement; (ix) any dealer, distributorship, agency, sales, brokerage, wholesaling, franchise, license, conditional sales agreement, or similar agreement; (x) any purchase commitment to, or contract or agreement with, any manufacturer or other supplier; or (xi) any license, authority, or permit in favor of any person or entity with respect to the Watercraft Business or any Purchased Assets. All mortgages, leases, contracts, agreements, and other arrangements to which Seller or any Seller Affiliate is a party are valid and enforceable in accordance with their terms; Seller, Seller's Affiliates, and all other parties to each of the foregoing have performed all obligations required to be performed to date and have waived no rights thereunder; neither Seller, nor any Seller Affiliate, nor any such other party is in default or in arrears under the terms of the foregoing; and no condition exists or event has occurred that, with the giving of notice or lapse of time or both, would constitute a material default under any of them. With respect to the Watercraft Business, neither Seller nor any Seller Affiliate is bound by any agreement or arrangement to sell or provide goods or services at prices below the prevailing market prices therefor or to purchase goods or services at prices above the prevailing market prices therefor. With respect to the Watercraft Business, neither Seller, nor any Seller Affiliate, nor any Designated Shareholder has any reason to believe that there is a likelihood that any of the manufacturers for or suppliers to Seller or any Seller Affiliate will terminate their business relationship with Seller or any Seller Affiliate for any reason whatsoever.

               (p) COMPLIANCE WITH LAW AND OTHER REGULATIONS.

                    (i) GENERAL. [***] Seller, Seller's Affiliates, and Designated Shareholders, each of Seller and Seller's Affiliates is in compliance in all [***] respects with all requirements of federal, state, and local law and all requirements of all governmental bodies and agencies having jurisdiction over it, the conduct of its business, the use of its assets and properties, and all premises occupied by it. Without limiting the foregoing, each of Seller and Seller's Affiliates has properly filed all reports, paid all monies, and obtained all licenses, permits, certificates, and authorizations needed or required for the conduct of its business and the use of its assets and properties and the premises occupied by it in connection therewith, except for any failure that would not reasonably be expected to have a Material Adverse Effect, and is in compliance in all material respects with all conditions, restrictions, and provisions of all of the foregoing. Neither Seller nor any Seller Affiliate has received any notice from any federal, state, or local authority or any insurance or inspection body that any of its assets, properties, facilities,


                                       16

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WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN
REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

equipment, or business procedures or practices fails to comply with any applicable law, ordinance, regulation, building, or zoning law, or requirement of any public authority or body.

                    (ii) ENVIRONMENTAL. [***] there is no environmental contamination, toxic waste or other discharge, spill, construction component, structural element or condition, adversely affecting any of the properties owned, leased, or used by Seller or any Seller Affiliate, nor has Seller nor any Seller Affiliate received any official notice or citation that any of its properties in any way contravene any federal, state, or local law or regulation relating to environmental, health, or safety matters, including, without limitation, any requirements of CERCLA or any OSHA requirements. Other than normal immaterial amounts incidental to the Watercraft Business, there has been no (A) storage, treatment, generation, or transportation or any (B) spill, discharge, leak, emission, injection, escape, dumping, or release of any kind into the environment (including, without limitation, into air, water, or ground water) of any materials (including, without limitation, industrial, toxic, or hazardous substances or solid, medical, or hazardous waste) by, or on behalf of, Seller or any Seller Affiliate or from any property owned, leased, or used by Seller or any Seller Affiliate in violation of any federal, state, or local law, statute, rule, or regulation or the common law or any decree, order, arbitration award, or agreement with or any license or permit from any federal, state, or local governmental authority. Schedule 4.1(p) hereto, sets forth a complete list of all aboveground and underground storage tanks, vessels, and related equipment and containers that are or have been used by Seller or any Seller Affiliate, or are located on property owned, leased, or operated by Seller or any Seller Affiliate, and that are subject to federal, state or local laws, statutes, rules or regulations, and such schedule sets forth their present contents, what the contents have been at any time in the past, and what program of redemption, if any, is contemplated with respect thereto.

               (q) EMPLOYEE BENEFIT AND EMPLOYMENT MATTERS.

                    (i) ERISA MATTERS. Each of Seller and Seller's Affiliates has fulfilled its obligations, if any, under the minimum funding standards of
Section 302 of ERISA and the regulations and published interpretations thereunder with respect to each "plan" (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of Seller or any Seller Affiliate are eligible to participate, and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. Neither Seller nor any Seller Affiliate has incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA. Seller and each Seller Affiliate has furnished to Buyer as an attachment to Schedule 4.1(q) hereto true and complete copies of each pension plan, welfare plan, and employment benefit plan applicable to Seller or any Seller Affiliate and related trust agreements or annuity contracts, Internal Revenue Service determination letters, and summary plan descriptions; all of the foregoing plans, agreements, and commitments are valid, binding, and in full force and effect, and there are no defaults thereunder; and none of the rights of Seller or any Seller Affiliate or any of its ERISA Affiliates (as defined under ERISA) thereunder will be impaired by this Agreement or the consummation of the transactions contemplated by this Agreement.

                    (ii) LABOR MATTERS. Each of Seller and Seller's Affiliates has complied in all material respects with all other applicable federal, state, and local laws relating to the employment of labor, including, without limitation, the provisions thereof relative to wages, hours, collective bargaining, working conditions, and payment of taxes of any kind, and neither Seller nor any Seller Affiliate is liable for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing or has any obligations for any vacation, sick leave, or other compensatory time. Neither Seller nor any Seller Affiliate is a party to any collective bargaining or other contract or agreement with any labor union, and there is no request for union representation pending or threatened against Seller or any Seller Affiliate. There is not pending or threatened any (A) labor dispute, grievance, strike, or work stoppage involving any of the employees of Seller or any Seller Affiliate, (B) charge or complaint against or involving any employees of Seller or any Seller Affiliate by the National Labor Relations Board, the Department of Labor, the Occupational Health and Safety Administration, or any similar federal, state, or local board or agency, or (C) unfair employment or labor practice charges by or on behalf of any employee of Seller or any Seller Affiliate.

                    (iii) ARRANGEMENTS WITH EMPLOYEES. The employment of each employee of Seller or any Seller Affiliate is terminable at will without cost to Seller or any Seller Affiliate. All officers and independent contractors of Seller and each Seller Affiliate are paid salaries or other compensation in accordance with the amounts set forth in Schedule 4.1(q) hereto, and Schedule 4.1(q) correctly and accurately sets forth all salaries, expenses, and personal benefits paid to or accrued for all directors, officers, managers, and principal shareholders or members of Seller and each Seller Affiliate as of the date of this Agreement, all of which are reflected as appropriate in the Base Balance Sheet.

               (r) INSURANCE. Each of Seller and Seller's Affiliates maintains in full force and effect insurance coverage on its assets, properties, premises, operations, and personnel in such amounts as it deems appropriate. Schedule 4.1(r) hereto contains a description (identifying insurer, coverage, premiums, named insured, deductibles, and expiration date) of all policies of fire, liability, and other forms of insurance that currently are, or at any time within the past five years have been, maintained in force by or for the account of Seller or any Seller Affiliate with respect to the business and assets of Seller or each Seller Affiliate (such policies are hereinafter referred to as the "Policies"). Each of Seller and Seller's Affiliates has been continuously, and is presently, insured by insurers unaffiliated with Seller or any Seller Affiliate with respect to its property and the conduct of its business in such amounts and against such risks as are adequate to protect its business and assets, including, without limitation, liability insurance.

               (s) GOVERNING DOCUMENTS AND MINUTE BOOKS. Each of Seller and Seller's Affiliates has previously delivered to Buyer true and complete copies of the articles of organization and bylaws of Seller and each Seller Affiliate as currently in effect.

               (t) INTELLECTUAL PROPERTY. Each of Seller and Seller's Affiliates owns or holds all of the rights to use all trademarks, trade names, trade secrets, logos, fictitious names, service marks, slogans, patents, and copyrights that are used in or necessary to the operation of its business.
Schedule 1.2(e) hereto sets forth a true, complete, and correct list of all of the Intellectual Property owned or used by Seller or any Seller Affiliate. None of the matters covered by the Intellectual Property, nor any of the products or services sold or provided by Seller or any Seller Affiliate, nor any of the processes used or the business practices followed by


                                       18

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WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN
REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Seller or any Seller Affiliate, infringes or has infringed upon any trademark, trade name, trade secret, logo, fictitious name, service mark, slogan, patent, or copyright owned by any person or entity (or any application with respect thereto), or constitutes unfair competition. Neither Seller nor any Seller Affiliate is, and following the Closing Buyer will be, obligated to pay any royalty or other payment with respect to any of the Intellectual Property. No person or entity is producing, providing, selling, or using products or services that would constitute an infringement of any of the Intellectual Property.

               (u) INVENTORIES. [***] Seller, Seller's Affiliates, and Designated Shareholders, the inventories of Seller and each Seller Affiliate (including boats, motors, trailers, parts, and accessories) are stated in the Base Balance Sheet at not more than the lower of cost or market, with adequate adjustments for obsolete, out-of-date, or otherwise not readily marketable items. [***] Seller, Seller's Affiliates, and Designated Shareholders, since the date of the Base Balance Sheet, there have not been and there are not required to be any write-downs in the value of such inventories or write-offs with respect to such inventories. The inventories of Seller and each Seller Affiliate (including boats, motors, trailers, parts, and accessories) are all in first class merchantable condition and are usable and currently being used in the present sales activities of Seller and Seller's Affiliates, and neither Seller nor any Seller Affiliate has on hand or on order any inventory in excess of its normal requirements (based upon sales experience for the last 12 months) for products that are included in its current line and for which Seller or any Seller Affiliate is now taking orders. Without limiting the foregoing, (i) neither Seller nor any Seller Affiliate has more than a six-month supply of inventory, all of which is saleable at prices currently quoted by Seller and Seller's Affiliates, and (ii) all inventory being transferred to Buyer, pursuant to this Agreement is in accordance with manufacturers' specifications and the sale thereof to customers will not result in any liability of any kind to Buyer.

               (v) SUFFICIENCY OF PURCHASED ASSETS. The Purchased Assets constitute all or substantially all of the assets and properties of Seller and Seller's Affiliates, other than the Excluded Assets, and constitute all or substantially all of the assets and properties that are necessary to permit Buyer to continue to conduct the Watercraft Business after the Closing Date in the manner in which the Watercraft Business is currently being conducted by Seller and Seller's Affiliates.

               (w) SECURITIES MATTERS. Seller and Seller's Affiliates represent and warrant to Buyer and MarineMax as follows:

                    (i) ACQUISITION OF MARINEMAX COMMON STOCK FOR OWN ACCOUNT. Seller and Seller's Affiliates will acquire the MarineMax Common Stock for their own account and not with a view to the distribution thereof in violation of the Securities Act of 1933, as amended (the "Securities Act").

                    (ii) KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS. Seller and Seller's Affiliates have sufficient knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the acquisition of the MarineMax Common Stock, and Seller and Seller's Affiliates have the ability to bear the economic risk of acquiring the MarineMax Common Stock.


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WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN
REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                    (iii) RESTRICTED SECURITIES. Seller and Seller's Affiliates acknowledge and understand that the MarineMax Common Stock will constitute "restricted securities" as defined under Rule 144 under the Securities Act and the certificates representing such shares will contain a legend to this effect. As a result, such shares of MarineMax Common Stock may be sold only pursuant to registration under the Securities Act or pursuant to an exemption therefrom.

                    (iv) AVAILABLE INFORMATION. Seller and Seller's Affiliates have been supplied with, or had access to, information to which a reasonable investor would attach significance in making investment decisions, including, without limitation, all publicly available filings by MarineMax under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including MarineMax's Form 10-K Report for the year ended September 30, 2004; MarineMax's Form 10-Q Report for the quarter ended June 30, 2005; MarineMax's 2004 Annual Report to Stockholders; MarineMax's Proxy Statement for its 2005 Annual Meeting of Stockholders; and any information with respect to MarineMax's financial condition, business, and prospects and other information Seller and Seller's Affiliates have requested to enable Seller and Seller's Affiliates to make the decision to acquire the MarineMax Common Stock.

               (x) ACCURACY OF STATEMENTS. [***] Seller, Seller's Affiliates, and Designated Shareholders, neither this Agreement nor any statement, list, certificate, or any other agreement executed in connection with this Agreement or other information furnished or to be furnished by Seller, any Seller Affiliate, or any Designated Shareholder to Buyer in connection with this Agreement or any of the transactions contemplated hereby contains or will contain an untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of circumstances in which they are made, not misleading.

          4.2. FURTHER REPRESENTATIONS AND WARRANTIES OF DESIGNATED SHAREHOLDERS. Designated Shareholders, jointly and severally, further represent, warrant, and acknowledge to Buyer as follows:

               (a) OWNERSHIP OF STOCK. Designated Shareholders directly or indirectly own, and for 10 years preceding the date hereof, have directly or indirectly owned, substantially all of the issued and outstanding shares of capital stock of each of Seller and Seller's Affiliates, free and clear of all liens, claims, rights, charges, encumbrances, and security interests of whatsoever nature or type.

               (b) POWER OF DESIGNATED SHAREHOLDERS TO EXECUTE AGREEMENT. Designated Shareholders have the full right, power, and authority to execute, deliver, and perform this Agreement and the related transaction documents contemplated by this Agreement, and this Agreement constitute the legal and binding obligation of Designated Shareholders and is enforceable against Designated Shareholders in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.


                                       20

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               (c) AGREEMENT NOT IN BREACH OF OTHER INSTRUMENTS AFFECTING
DESIGNATED SHAREHOLDERS. The execution and delivery of this Agreement and the related transaction documents contemplated by this Agreement, the consummation of the transactions hereby contemplated, and the fulfillment of the terms hereof will not result in the breach of any term or provision of, or constitute a default under, or conflict with, or cause the acceleration of any obligation under any agreement or other instrument of any description to which any Designated Shareholder is a party or by which any Designated Shareholder is bound, or any judgment, decree, order, or award of any court, governmental body, or arbitrator or any applicable law, rule, or regulation.

          4.3. REPRESENTATIONS AND WARRANTIES OF BUYER. Except as otherwise set forth in the Buyer Disclosure Schedule heretofore delivered by Buyer to Seller and Seller's Affiliates, and except as disclosed in any document heretofore filed by MarineMax with the Securities and Exchange Commission ("SEC"), Buyer represents and warrants to Seller, Seller's Affiliates, and Designated Shareholders as follows:

               (a) DUE INCORPORATION, GOOD STANDING, AND QUALIFICATION. Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation. Buyer is not subject to any material disability by reason of the failure to be duly qualified as a foreign corporation for the transaction of business or to be in good standing under the laws of any jurisdiction. As used in this Agreement with reference to Buyer, the term "subsidiaries" shall include all direct or indirect subsidiaries of Buyer, other than Seller and all direct and indirect subsidiaries of Seller.

               (b) CORPORATE AUTHORITY. Buyer has the corporate power and authority to enter into this Agreement and the related transaction documents contemplated by this Agreement and carry out the transactions contemplated hereby and thereby. The Board of Directors and stockholders of Buyer have taken all actions required by law to authorize the execution and delivery by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby. This Agreement has been duly executed and delivered by and constitutes a legal, valid, and binding agreement of Buyer, enforceable against it in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights; and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

               (c) NO VIOLATION. The execution and delivery of this Agreement and the related transaction documents contemplated by this Agreement and the consummation of the transactions contemplated hereby and thereby will not violate or result in a breach by Buyer of, or constitute a default under, or conflict with, or cause any acceleration of any obligation with respect to, (i) any provision or restriction of any charter, bylaw, loan, indenture, or mortgage of Buyer; or (ii) any provision or restriction of any lien, lease agreement, contract, instrument, order, judgment, award, decree, ordinance, or regulation or any other restriction of any kind or character to which any assets or properties of Buyer is subject or by which Buyer is bound.


                                       21

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[***] -- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

               (d) ACCURACY OF STATEMENTS. To the best knowledge and belief of Buyer, neither this Agreement nor any statement, list, certificate, or other information furnished or to be furnished by Buyer to Seller, Seller's Affiliates, or Designated Shareholders in connection with this Agreement or any of the transactions contemplated hereby contains or will contain an untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading.

               (e) SEC REPORTS. MarineMax's Form 10-K Report for the year ended September 30, 2005, and all subsequent reports and proxy statements filed by MarineMax thereafter with the SEC pursuant to Section 13(a) or 14(a) of the Exchange Act, do not contain a misstatement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as of the time the document was filed. No report, proxy statement, or other document has been required to be filed by MarineMax pursuant to Section 13(a) or 14(a) of the Exchange Act that has not been filed. All such reports, registrations, and statements, which are filed between the date hereof and the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they are made, not misleading.

               (f) STATUS OF MARINEMAX COMMON STOCK TO BE ISSUED. The shares of MarineMax Common Stock to be issued in partial payment for the Purchased Assets will be, when issued, validly authorized and issued, fully paid, nonassessable, free of preemptive or other similar rights, and listed for trading on the New York Stock Exchange.

               (g) SUBSEQUENT EVENTS. Except as contemplated by this Agreement or disclosed in the SEC Reports, none of the following has occurred since the date of the most recent consolidated balance sheet of MarineMax that is included in the SEC Reports: (i) any event that had, or is reasonably likely to have, a material adverse effect on MarineMax; (ii) any change by MarineMax in its accounting methods, practices, or principles, except as required to comply with applicable law or a change in GAAP; (iii) any commitment or transaction by MarineMax that had, or is reasonably likely to have, a material adverse effect on MarineMax and was not in the usual and ordinary course of business; (iv) any declaration, payment, or setting aside for payment of any dividends or other distributions (whether in cash, stock, or property) in respect of the MarineMax Common Stock; or (v) any event, action, or condition that (A) constitutes an agreement by MarineMax to do anything described in clauses (i)-(iv) above, or
(B) if it had occurred before the date of this Agreement, would have made any representation or warranty to Buyer in this Agreement inaccurate in any material respect.

               (h) FINANCIAL ABILITY TO PERFORM. Buyer has liquid funds or committed sources of funds sufficient to permit it to perform timely its obligations hereunder, including the payment of Purchase Price to Seller and Seller's Affiliates at the Closing and the other payments required hereunder.

               (i) [***] PURCHASE. Buyer acknowledges and agrees that it has had the opportunity to conduct, [***] with the Seller's and the Seller's Affiliates' cooperation, any and all due diligence desired by Buyer with respect to the condition, financial and otherwise, of


                                       22

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[***] -- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

the Purchased Assets and the Watercraft Business. Accordingly, except as set forth in this Agreement, Buyer acknowledges and agrees [***] that, except as provided in this Agreement. Except as provided in this Agreement, Seller and Seller's Affiliates [***] warranty, either express or implied, with respect to the [***]. In this respect, Buyer confirms that, except for the representations and warranties contained in this Agreement, [***] Assets to purchase [***]. Without limiting the generality of the foregoing, Buyer hereby acknowledges that, [***] specifically provided in this Agreement, neither Seller, Seller's Affiliates, nor any of their respective officers, employees or agents, [***], and all expressed or implied warranties related to the quality of [***] the Purchased Assets other than as provided in this Agreement.

                                   SECTION V.
                                    COVENANTS

          5.1. COVENANTS OF SELLER, SELLER'S AFFILIATES, AND DESIGNATED SHAREHOLDERS. Seller, Seller's Affiliates, and Designated Shareholders jointly and severally agree that, unless Buyer otherwise agrees in writing and except as set forth in the Seller Disclosure Schedule, at all times from the date of this Agreement through the Closing Date:

               (a) TRUTH OF REPRESENTATIONS AND WARRANTIES. Neither Seller nor any Seller Affiliate shall take or suffer or permit any action that would render untrue any of the representations or warranties of Seller or any Seller Affiliate herein contained, and neither Seller nor any Seller Affiliate shall omit to take any action, the omission of which would render untrue any such representation or warranty.

               (b) PRESERVATION OF BUSINESS. Each of Seller and Seller's Affiliates shall use its best efforts (i) preserve intact its present business organization; (ii) preserve its present goodwill and advantageous relationships with all persons having business dealings with it; (iii) preserve its net worth; and (iv) preserve and maintain in force all its licenses, registrations, franchises, patents, trademarks, copyrights, bonds, and other similar rights.

               (c) NO ORGANIC CHANGE. Neither Seller nor any Seller Affiliate shall (i) amend its charter or bylaws; (ii) make any change in its capital stock by reclassification, subdivision, reorganization, or otherwise; or (iii) merge or consolidate with or sell any assets to any other corporation, trust, or entity or change the character of its business, except as contemplated by this Agreement.

               (d) ORDINARY COURSE. Each of Seller and Seller's Affiliates shall operate its business only in the usual, regular, and ordinary course and manner. Without limiting the foregoing, neither Seller nor any Seller Affiliate shall
(i) encumber or mortgage any assets or properties; (ii) incur any obligation or liability (contingent or otherwise), incur or modify any indebtedness, incur or make any capital expenditures, purchase or acquire, or transfer or convey, any assets or properties, or enter into any transaction or make or enter into any contract or commitment, except in the usual and ordinary course of business consistent with past practice and as contemplated by this Agreement; (iii) create or acquire any subsidiary, invest in or acquire any stock or other equity interest in any corporation, trust, or other entity, or purchase any investment assets; (iv) expend more than $25,000 in any month except in the ordinary course of business consistent with prior periods and as permitted by this Agreement without the written


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

approval of Buyer, which shall not be unreasonably withheld; (v) waive any material right; or (vi) make any material change in the nature or conduct of its business.

               (e) MAINTENANCE OF ASSETS AND PROPERTIES. Each of Seller and Seller's Affiliates shall keep the premises occupied by it and all of the equipment and other tangible assets and personal property used by it in good operating condition and shall perform all necessary repairs and maintenance. Seller and each Seller Affiliate shall not remove any personal property from any facility of Seller or Seller's Affiliates unless same are replaced with similar items of at least equal quality prior to the Closing Date. Neither Seller nor any Seller Affiliate shall permit any modifications or additions to or sell or permit to be sold or otherwise transferred or disposed of any item or group of items constituting personal property, except items sold in the ordinary and usual course of business. Neither Seller nor any Seller Affiliate shall convey any interest in any of its assets or properties or subject any of its assets or properties, or any portion thereof, to any additional liens, encumbrances, or similar matters.

               (f) SATISFACTION OF OBLIGATIONS AND LIABILITIES. Each of Seller and Seller's Affiliates shall (i) pay or cause to be paid all of the obligations and liabilities arising out of its business as they mature including those related to taxes, except for those that are in good faith disputed; (ii) maintain and perform in all material respects its obligations under all agreements and contracts to which it is bound in accordance with their terms; and (iii) comply in all material respects with all requirements of applicable federal, state, and local laws, regulations, and rules. Seller and each Seller Affiliates shall pay or cause to be paid in full all bills and invoices for labor, goods, materials, supplies, services, and utilities of any kind relating to their business, which were contracted for by Seller and each Seller Affiliate or which were delivered to or performed on their assets or properties.

               (g) BOOKS AND RECORDS. Each of Seller and Seller's Affiliates shall maintain its books, accounts, and records in the usual, regular, and ordinary manner and on a basis consistent with prior years, and Seller and each Seller Affiliate shall comply with all laws applicable to it or to the conduct of its business.

               (h) INSURANCE. Each of Seller and Seller's Affiliates shall maintain in force through the Closing Date all of the property, casualty, crime, directors and officers, and other forms of insurance that it is presently carrying and shall refrain from making any change in any such insurance coverage.

               (i) ENTRY INTO OBLIGATIONS. Neither Seller nor any Seller Affiliate shall (i) enter into any lease, contract, agreement, or other obligation with any party other than contracts for the sale of products or services and contracts for the purchase of supplies or services in the ordinary and usual course of business or, whether or not in the ordinary course of business, which involve obligations in excess of $25,000 or which extend beyond six months from the date of this Agreement; (ii) amend, modify, extend, change, or terminate any presently existing lease, contract, agreement, or other obligation; or (iii) enter into any service agreement, maintenance agreement, contract, or other arrangement relating to the operation or maintenance of the assets and properties of Seller or Seller's Affiliates, other than in the ordinary course of business.

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[***] -- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

               (j) NO ISSUANCE OF SHARES, OPTIONS, OR OTHER SECURITIES. Neither Seller nor any Seller Affiliate shall (i) issue any shares of capital stock; or
(ii) grant any option, warrant, or other right to purchase or to convert any obligation into shares of capital stock.

               (k) ACQUISITIONS AND DISPOSITIONS. Neither Seller nor any Seller Affiliate shall (i) order, purchase, or lease any boats, motors, trailers, parts, accessories or other products, inventory, or equipment, except in the ordinary course of business and consistent with past practice and as contemplated by this Agreement; (ii) transfer, sell, pledge, dispose of, or encumber any assets or properties, except in the ordinary course of business and consistent with past practice and as contemplated by this Agreement; or (iii) directly or indirectly acquire, purchase, or redeem any shares of its capital stock or that of its subsidiaries or permit any of its subsidiaries to do so.

               (l) DIVIDENDS. Neither Seller nor any Seller Affiliate shall declare, make, or pay any dividend or other distribution with respect to its capital stock or otherwise.

               (m) COMPENSATION. Neither Seller nor any Seller Affiliate shall
(i) increase the compensation payable (including bonus compensation) to any officer or director or to other management personnel from the amount payable as of the date of the Base Balance Sheet, or (ii) introduce or change any pension or profit sharing plan or any other employee benefit arrangement.

               (n) EMPLOYEES. Each of Seller and Seller's Affiliates shall [***] retain and keep available, and Designated Shareholders shall [***] cause Seller and each Seller Affiliate to retain and keep available, the services of each of its present employees, representatives, and agents. Neither Seller nor any Seller Affiliate shall hire any employees, except in the ordinary course of business and consistent with past practice, or adopt any employee benefit plan or arrangement for the benefit of employees. Neither Seller nor any Seller Affiliate shall enter into any employment agreement with any of its officers or management personnel that may not be canceled by it without penalty upon notice not exceeding 30 days.

               (o) RIGHT OF INSPECTION. Each of Seller and Seller's Affiliates shall, upon reasonable notice, make available to Buyer and its representatives for inspection at all reasonable times all of the assets, properties, facilities, and agreements (including all documents of any description evidencing any right or obligation of Seller or any Seller Affiliate) and the books, records, accounts, and financial statements of Seller and Seller's Affiliates as they shall reasonably request and allow Buyer and its representatives the right to make whatever copies of such materials they require, and Seller and Seller's Affiliates shall permit Buyer and its independent accountants to audit or make such audit tests respecting the accounts of Seller and Seller's Affiliates as Buyer or those accountants consider appropriate.

               (p) CONFIDENTIALITY. Neither Seller nor any Seller Affiliate shall reveal, orally or in writing, to any person, other than Buyer and its representatives, any of the business procedures or practices followed by it in the conduct of its business or any other information of a confidential nature, except to the extent required by applicable law or governmental authority.

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[***] -- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

               (q) CONSENTS AND APPROVALS. Each of Seller and Seller's Affiliates shall use its good faith efforts to obtain all consents and approvals of other persons and governmental authorities necessary to the performance by it of the transactions contemplated by this Agreement. Each of Seller and Seller's Affiliates shall make or cause to be made all filings, applications, statements, and reports to all federal, state, and local government agencies and entities that are required to be made prior to the Closing Date by or on behalf of Seller or such Seller Affiliate pursuant to any statute, rule, or regulation in connection with the transactions contemplated by this Agreement and necessary to the continued conduct of the business of Seller and its subsidiaries in the current manner.

               (r) RECOMMENDATION OF BOARD OF DIRECTORS. The Boards of Directors of Seller and Seller's Affiliates shall not modify any action taken on or prior to the date of this Agreement approving the transactions contemplated hereby and recommending approval of the transactions contemplated hereby by its shareholders.

               (s) APPROVAL OF SHAREHOLDERS. Seller, Seller's Affiliates, and Designated Shareholders shall (i) cause a meeting of shareholders of Seller and each Seller Affiliate to be duly called and held in accordance with the laws of the applicable state of formation and applicable charter and bylaws as soon as reasonably practicable for the purpose of voting on the adoption and approval of this Agreement; (ii) recommend to shareholders approval of this Agreement; and
(iii) use their best efforts to obtain the necessary approval of the shareholders of Seller and each Seller Affiliate.

          5.2. FURTHER COVENANTS OF SELLER, SELLER'S AFFILIATES AND DESIGNATED SHAREHOLDERS. Seller, Seller's Affiliates, and Designated Shareholders further agree, unless Buyer otherwise agrees in writing, subsequent to the Closing:

               (a) CHANGE OF NAME. Within 10 business days after the Closing, each of Seller and Seller's Affiliates shall deliver to Buyer a certified copy of the amendment to its Articles of Incorporation reflecting the change of name referenced in Section 7.2(h).

               (b) FILING OF TAX RETURNS. [***] Seller and Seller's Affiliates shall file all federal, state, and local corporate and income tax returns for its last fiscal year and covering the period from the end of its last fiscal year to the date of its liquidation.

               (c) DIVIDENDS. Nothing in this Agreement shall limit the ability or right of Seller or any Seller Affiliate to declare or pay dividends to its shareholders subsequent to the Closing, and Buyer hereby acknowledges such.

          5.3. COVENANTS OF BUYER. Buyer agrees that, unless Seller and Seller's Affiliates otherwise agree in writing and except as set forth in the Buyer Disclosure Schedule or contemplated by this Agreement, at all times between the date of this Agreement through the Closing:

               (a) TRUTH OF REPRESENTATIONS AND WARRANTIES. Buyer shall not take or suffer or permit any action that would render untrue any of the representations or warranties of Buyer herein contained, and Buyer shall not omit to take any action, the omission of which would render untrue any such representation or warranty.

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[***] -- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

               (b) CONSENTS AND APPROVALS. Buyer shall use its best efforts to obtain all necessary consents and approvals of other persons and governmental authorities to the performance by Buyer of the transactions contemplated by this Agreement. Buyer shall make or cause to be made all filings, applications, statements, and reports to all federal and state government agencies and entities that are required to be made prior to the Closing Date by or on behalf of Buyer pursuant to any statute, rule, or regulation in connection with the transactions contemplated by this Agreement. [***].

          5.4. NO SOLICITATION. Unless and until this Agreement shall have been terminated pursuant to Section 8, neither Seller nor any Seller Affiliate, nor any of its officers, directors, affiliates, representatives, or agents, or any Designated Shareholder shall:

               (a) directly or indirectly, encourage, solicit, or initiate discussions or negotiations with, any corporation, partnership, person, or other entity or group (other than Buyer, its affiliates, employees, representatives, and advisors) concerning any merger, sale of assets, sale of shares of capital stock, tender offer, or similar transaction involving Seller or any Seller Affiliate; or

               (b) disclose, directly or indirectly, any non-public information to any corporation, partnership, person, or other entity or group (other than to Buyer, its affiliates, employees, representatives, or agents) concerning the business and assets of Seller or Seller's Affiliates, afford to any such party access to the books or records of Seller or any Seller Affiliate, or otherwise assist or encourage any such party in connection with any of the foregoing, except to the extent required by applicable law or governmental authority.

          5.5. GOOD FAITH EFFORTS. Subject to the terms and conditions of this Agreement, and subject to fiduciary duties under applicable law, as advised by counsel, each of the parties hereto agrees to use its good faith efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper, or advisable to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, to obtain all necessary, proper, or advisable permits, consents, authorizations, requests, and approvals of third parties and governmental authorities. If at any time after the Closing Date, any further action is necessary or desirable to carry out the purposes of this Agreement (including providing any information in any way related to the assets to be purchased pursuant to this Agreement), the proper officers and directors of each party to this Agreement shall take all such action.

          5.6. PUBLIC ANNOUNCEMENTS. Buyer on the one hand, and Seller and Seller's Affiliates on the other hand, shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by law on the advice of counsel or by any listing agreement with any national securities exchange.

                                  SECTION VI.
                       CONDITIONS PRECEDENT TO OBLIGATIONS

          6.1. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER. The obligations of Buyer to consummate the transactions contemplated by this Agreement are, at the option of Buyer, subject to the satisfaction of the following conditions on or before the Closing Date:

               (a) ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of Seller, Seller's Affiliates, and Designated Shareholders herein contained shall have been true and correct in all material respects when made and, in addition, shall be true and correct in all material respects on the Closing Date with the same force and effect as though made on and as of the Closing Date, except as affected by transactions contemplated hereby and provided that representations and warranties that are modified by "knowledge and belief" shall be so construed.

               (b) PERFORMANCE OF AGREEMENTS. Seller, each Seller Affiliate, and each Designated Shareholder shall have in all material respects performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement to be performed and complied with by them on or prior to the Closing Date and shall have delivered all documents, instruments, and materials required by Section 7.2.

               (c) CORPORATE APPROVALS. All necessary corporate action on the part of the directors and shareholders of Seller and each Seller Affiliate approving this Agreement and approving the transactions contemplated hereby shall have been duly and validly taken.

               (d) NO MATERIAL ADVERSE CHANGE. There shall be no material adverse change in the business, assets, properties, operating results, or financial condition of Seller and Seller's Affiliates taken as a whole.

               (e) LITIGATION. No action or proceeding by any governmental agency shall have been instituted or threatened that would enjoin, restrain, or prohibit, or might result in substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement and would, in the reasonable judgment of Buyer, make it inadvisable to consummate such transactions, and no court order shall have been entered in any action or proceeding instituted by any other party that enjoins, restrains, or prohibits this Agreement or consummation of the transactions contemplated by this Agreement.

               (f) PROCEEDINGS SATISFACTORY TO COUNSEL. All proceedings taken by Seller, Seller's Affiliates, and Designated Shareholders and all instruments executed and delivered by Seller, Seller's Affiliates, and Designated Shareholders on or prior to the Closing Date in connection with the transactions contemplated hereby shall be reasonably satisfactory in form and substance to counsel for Buyer.

               (g) DELIVERY OF DOCUMENTS. All other documents required to be delivered by Seller, Seller's Affiliates, and Designated Shareholders on or prior to the Closing Date shall be delivered or shall be tendered on or prior to the Closing Date.


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[***] -- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

               (h) CLOSING CERTIFICATE OF SELLER, SELLER'S AFFILIATES, AND DESIGNATED SHAREHOLDERS. Buyer shall have received a closing certificate executed by Seller, Seller's Affiliates, and Designated Shareholders, dated the date of the Closing Date ("Closing Certificate of Seller, Seller's Affiliates, and Designated Shareholders"), certifying that all representations and warranties of Seller, Seller's Affiliates, and Designated Shareholders, respectively, set forth in this Agreement are true, complete, and correct in all material respects on and as of the Closing Date as if made at that time, and that each of Seller, Seller's Affiliates, and Designated Shareholders has performed and complied in all material respects with all agreements, covenants, and conditions required by this Agreement to be performed or complied with by them at or before the Closing Date [***].

               (i) ENVIRONMENTAL REPORTS. Buyer shall have received reports, in form and content satisfactory to Buyer, in the exercise of Buyer's sole discretion, from Buyer's independent environmental consultants and its legal counsel, concerning the real properties used in the business of Seller or any Seller Affiliate, which reports shall be based, in part, on the results of environmental site assessments that Buyer shall have caused to be completed prior to the Closing Date on all such real properties, [***].

               (j) LEASES. Seller, Seller's Affiliates, or Designated Shareholders, as applicable, shall have entered into a lease in the form of Exhibit A for each of the premises identified on Schedule 6.1(j) (the "Leases").

               (k) ESCROW AND SECURITY AGREEMENT. Seller and Seller's Affiliates shall have entered into the Escrow and Security Agreement.

               (l) LISTING ON NEW YORK STOCK EXCHANGE. All of the shares of MarineMax Common Stock to be issued hereunder shall have been authorized for listing, subject to official notice of issuance, on the New York Stock Exchange.

               (m) TERMINATION OF HSR ACT WAITING PERIODS. Any and all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") and other applicable federal and state laws, rules, and regulations with respect to the transactions contemplated by this Agreement shall have expired or shall have been terminated.

               (n) CONSENT OF BRUNSWICK CORPORATION AND AZIMUT, SPA. Buyer shall have obtained necessary consents (including the consents of the Sea Ray Meridian and Boston Whaler divisions of Brunswick Corporation and Azimut, SPA with respect to the transfer of the dealership), approval, and estoppel letters from Brunswick Corporation (the "Brunswick Consent" and "Azimut Consent").

          6.2. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER, SELLER'S AFFILIATES AND DESIGNATED SHAREHOLDERS. The obligations of Seller, Seller's Affiliates, and Designated Shareholders under this Agreement are, at the option of Seller, Seller's Affiliates, and Designated Shareholders, subject to the satisfaction of the following conditions on or before the Closing Date:

               (a) ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of Buyer herein contained shall have been true and correct in all material respects when made and, in addition, shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date, except as affected by transactions contemplated hereby.

               (b) PERFORMANCE OF AGREEMENTS. Buyer shall have in all material respects performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement to be performed and complied with by Buyer on or prior to the Closing Date and shall have delivered all consideration, documents, instruments, and other materials required by
Section 7.3.

               (c) CORPORATE APPROVAL. All necessary corporate action on the part of the directors of Buyer approving this Agreement and approving the transactions contemplated hereby shall have been taken, and Buyer's stockholders shall have approved this Agreement and the transactions contemplated hereby as required by applicable law.

               (d) NO MATERIAL ADVERSE CHANGE. There shall be no material adverse change in the business, properties, or financial condition of Buyer.

               (e) LITIGATION. No action or proceeding by any governmental agency shall have been instituted or threatened that would enjoin, restrain, or prohibit, or might result in substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement and would, in the reasonable judgment of Seller and Seller's Affiliates, make it inadvisable to consummate such transactions, and no court order shall have been entered in any action or proceeding instituted by any other party that enjoins, restrains, or prohibits this Agreement or consummation of the transactions contemplated by this Agreement.

               (f) PROCEEDINGS SATISFACTORY TO COUNSEL. All proceedings taken by Buyer and all instruments executed and delivered by Buyer on or prior to the Closing Date in connection with the transactions contemplated hereby shall be reasonably satisfactory in form and substance to counsel for Seller and Seller's Affiliates.

               (g) DELIVERY OF DOCUMENTS. All other documents, required to be delivered by Buyer on or prior to the Closing Date shall be delivered or shall be tendered on or prior to the Closing Date.

               (h) CLOSING CERTIFICATE OF BUYER. Seller and Seller's Affiliates shall have received from Buyer a certificate executed by a duly authorized officer of Buyer dated the date of the Closing Date ("Closing Certificate of Buyer"), certifying that all representations and warranties of Buyer set forth in this Agreement are true, complete, and correct in all material respects on and as of the Closing Date as if made at that time and that Buyer has performed and complied in all material respects with all agreements, covenants, and conditions required by this Agreement to be performed or complied with by Buyer on or before the Closing Date.

               (i) LEASES. Buyer shall have entered into the Leases.

               (j) ESCROW AND SECURITY AGREEMENT. Buyer shall have entered into the Escrow and Security Agreement.


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WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN
REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

               (k) TERMINATION OF HSR WAITING PERIODS. Any and all applicable waiting periods under the HSR Act and other applicable federal and state laws, rules, and regulations with respect to the transactions contemplated by this Agreement shall have expired or shall have been terminated.

                                  SECTION VII.
                                   THE CLOSING

          7.1. CLOSING. The closing (the "Closing") of the transactions contemplated by this Agreement shall take place at the [***], or at such other date, time, and place as may be agreed upon by Buyer and Seller and Seller's Affiliates, which date is sometimes herein called the "Closing Date."

          7.2. DELIVERIES BY SELLER, SELLER'S AFFILIATES, AND DESIGNATED SHAREHOLDERS. At the Closing, Seller, Seller's Affiliates, and Designated Shareholders shall deliver the following:

               (a) INSTRUMENTS OF CONVEYANCE. Such deeds, bills of sale, instruments of assignment, and other instruments and documents as may be necessary to convey to Buyer title to the Purchased Assets, including, without limitation, a bill of sale and assignment agreement (the "Bill of Sale and Assignment Agreement") substantial in the form of Exhibit B.

               (b) CLOSING CERTIFICATE OF SELLER, SELLER'S AFFILIATES, AND DESIGNATED SHAREHOLDERS. The Closing Certificate of the Seller, Seller's Affiliates, and Designated Shareholders.

               (c) SECRETARY'S CERTIFICATE. The certificate of the Secretary of each of Seller and Seller's Affiliates certifying to the resolutions constituting all necessary corporate action by the Board of Directors and by the shareholders of Seller and Seller's Affiliates to authorize the consummation of the transactions provided for herein.

               (d) BOOKS AND RECORDS. All of the books, records, and files of Seller and each Seller Affiliate, excepting only corporate minute books, stock books or records, and employee and tax records.

               (e) THE LEASES. The Leases.

               (f) ESCROW AND SECURITY AGREEMENT. The Escrow and Security Agreement.

               (g) CONSENTS AND ESTOPPEL LETTERS. All written consents, approvals, and estoppel letters of all parties whose consent is necessary to the continued effectiveness and validity of, or otherwise reasonably requested by Buyer in connection with the assignment of, or alternate arrangements satisfactory to Buyer with respect to, any Business Contract, lease, license, permit, agreement, indenture, or other instrument, that is to be a Purchased Asset, or which may be necessary, appropriate or required in order to permit Buyer to conduct the business and operations of Seller and Seller's Affiliates after the Closing in all respects the same as Seller


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

conducted the Watercraft Business prior to the Closing, and written evidence of other consents and approvals of the transactions contemplated hereby.

               (h) CHANGE OF NAME. Documents and instruments amending the Articles of Incorporation of each of Seller and Seller's Affiliates changing its name to another name that is not deceptively similar to "Surfside Marina," or any deviations thereof shall be filed within 10 days of the Closing Date.

               (i) GOOD STANDING CERTIFICATES. Certificates of good standing of each of Seller and Seller's Affiliates, issued not earlier than 15 business days prior to the Closing Date by the Secretary of the state of the state of its organization and by the Secretary of State of each state in which Seller or Seller's Affiliates is qualified to transact business.

               (j) THE BRUNSWICK AND AZIMUT CONSENTS. The Brunswick and Azimut Consents.

          All assignments, consents, certificates, and other documents delivered by Seller shall be in form reasonably satisfactory to counsel for Buyer.

          7.3. DELIVERIES BY BUYER. At the Closing, Buyer shall deliver the following:

               (a) ASSUMPTION OF LIABILITIES. One or more assumptions of liabilities necessary to assume the obligations and liabilities being assumed hereunder.

               (b) PURCHASE PRICE. Payment of the purchase price provided for in
Section 3.1.

               (c) CLOSING CERTIFICATE OF BUYER. The Closing Certificate of
Buyer.

               (d) SECRETARY'S CERTIFICATE. The Certificate of the Secretary or an Assistant Secretary of Buyer certifying to the resolutions constituting all necessary corporate action by the Board of Directors of Buyer to authorize the consummation of the transactions provided for herein.

               (e) CONSENTS AND APPROVALS. Any written evidence of all consents and approvals of the transactions contemplated hereby required to be obtained by Buyer.

               (f) THE LEASES. The Leases.

               (g) THE BILL OF SALE AND ASSIGNMENT AGREEMENT. The Bill of Sale and Assignment Agreement.

          All certificates and other documents delivered by Buyer shall be in form reasonably satisfactory to counsel for Seller and Seller's Affiliates.

          7.4. PAYMENT OF CREDITORS. In the ordinary course of business, Seller and Seller's Affiliates shall, from the cash portion of the purchase price received, pay off entirely all of obligations and liabilities of Seller and Seller's Affiliates, except the Assumed Liabilities.


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

Seller and Seller's Affiliates shall supply evidence of such payoffs to Buyer at the Closing in the form of copies of each check of Seller and Seller's Affiliates issued to creditors and other third parties.

          7.5. OBLIGATIONS OF ALL PARTIES.

               (a) THIRD-PARTY CLAIMS. The parties shall cooperate with each other with respect to the defense of any claims or litigation made or commenced by third parties subsequent to the Closing Date that are not subject to the indemnification provisions contained in Section 10 of this Agreement.

               (b) FURTHER ASSURANCES. The parties shall execute such further documents and perform such further acts as may be necessary to consummate the transactions contemplated herein on the terms herein contained and to otherwise comply with the terms of this Agreement.

          7.6. RISK OF LOSS Seller and Seller's Affiliates shall bear all risk of loss with respect to the Purchased Assets between the date of this Agreement and the Closing Date resulting from loss, theft, fire, or natural disaster.

                                 SECTION VIII.
                             WAIVER AND MODIFICATION

          8.1. WAIVERS. The failure of Seller, Seller's Affiliates, or Designated Shareholders to comply with any of their obligations, agreements, or conditions as set forth in this Agreement may be waived expressly in writing by Buyer, by action of its Board of Directors. The failure of Buyer to comply with any of its obligations, agreements, or conditions as set forth in this Agreement may be waived expressly in writing by Seller and Seller's Affiliates, by action of their Boards of Directors, without the vote of their shareholders.

          8.2. MODIFICATION. This Agreement may be modified at any time in any respect by the mutual consent of all of the parties, notwithstanding prior approval by shareholders. Any such modification may be approved for any party by its Board of Directors, without further approval of its shareholders, except that amount of consideration to be paid for the Purchased Assets may not be decreased (except as provided herein) without the consent of the shareholders of Seller and each Seller Affiliate given by the same vote as is required under applicable state law for approval of this Agreement.

                                  SECTION IX.
                                 NON-COMPETITION

          9.1. NON-COMPETITION. Because of the importance of Designated Shareholders to the development and operation of the business of Seller and Seller's Affiliates, as well as their knowledge of and reputation in the boating industry, Buyer is unwilling to enter into and perform this Agreement unless Seller, Seller's Affiliates, and Designated Shareholders all enter into the non-competition agreement contained in this Section 9. To induce Buyer to enter into this Agreement and for the benefit of Buyer and MarineMax, Seller, Seller's Affiliates, and Designated Shareholders jointly and severally agree as follows:


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REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          9.2. DURATION AND EXTENT OF RESTRICTION. Neither Seller, nor any Seller Affiliate, nor any Designated Shareholder shall, for a period ending five years after the Closing Date, engage in a business that sells, rents, repairs, brokers, provides storage for, or leases boating products or services within a 200 mile radius of any location where MarineMax, Buyer, or [***] conducts business. The term "engage in" shall include, but shall not be limited to, activities, whether direct or indirect, as proprietor, partner, shareholder, landlord, principal, agent, employee, consultant or lender; provided, however, that the ownership of not more than 5% in the aggregate by Seller, Seller's Affiliates, and Designated Shareholders of the stock of a publicly held corporation shall not be included in such term. [***].

          9.3. RESTRICTIONS WITH RESPECT TO CUSTOMERS AND EMPLOYEES. In furtherance of, and without in any way limiting the restriction in Section 9.2, for the period specified in Section 9.2, neither Seller, nor any Seller Affiliate, nor any Designated Shareholder shall, directly or indirectly,

               (a) request any past or present customers of Seller or any Seller Affiliate to curtail or cancel their business with MarineMax, Buyer, or any of its their affiliates;

               (b) disclose the identity of any past or present customers of Seller, or any Seller Affiliate, MarineMax, Buyer, or any subsidiary or affiliate of MarineMax or Buyer to any other person, firm, or entity, except to the extent required by law or applicable governmental authority;

               (c) solicit, canvas, or accept, or authorize any other person to solicit, canvas, or accept, from any past or present customers of Seller, any Seller Affiliate, Buyer, MarineMax, or any subsidiary or affiliate of Buyer or MarineMax, any business for any other person, firm, or entity engaged in a business the same as, similar to, or in general competition with the business of Seller or Seller's Affiliates being conducted within the territorial limits described in Section 9.2; or

               (d) induce or attempt to influence any employee of Seller or any Seller Affiliate, MarineMax, Buyer, or any affiliate or subsidiary of Buyer or MarineMax to terminate such employee's employment.

          9.4. REMEDIES FOR BREACH. Seller, Seller's Affiliates, and Designated Shareholders acknowledge that the restrictions contained in this Section 9, in view of the nature of the business in which they are engaged, are reasonable and necessary to protect the legitimate interests of Buyer, MarineMax, and their subsidiaries and other affiliated entities and that any violation of these restrictions would result in irreparable injury to Buyer, MarineMax, and their subsidiaries and other affiliated entities. Seller, Seller's Affiliates, and Designated Shareholders agree that, in the event of a violation of any of such restrictions, Buyer and MarineMax shall be entitled to preliminary and permanent injunctive relief as well as an equitable accounting of all earnings, profits, and other benefits arising from such violation, which rights shall be cumulative and in addition to any other rights or remedies to which Buyer or MarineMax may be entitled. In the event of a violation, the period of non-competition referred to in Section 9.2 shall be extended by a period of time equal to that period beginning when such violation commenced and


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ending when the activities constituting such violation shall have been finally terminated in good faith.

          9.5. BLUE PENCIL PROVISION. In the event any of the foregoing restrictions are adjudged unreasonable in any proceeding, then the parties agree that the period of time or the scope of such restriction (or both) shall be adjusted in such a manner or for such a time (or both) as is adjudged to be reasonable.

                                   SECTION X.
                                 INDEMNIFICATION

          10.1. INDEMNIFICATION BY SELLER AND [***].

               (a) GENERAL. Seller and [***] jointly and severally, covenant and agree to defend, indemnify, and hold Buyer, MarineMax and each of their officers, directors, shareholders, members, managers, controlling persons, affiliates, employees, and agents (each a "Buyer Indemnitee") harmless for, from, and against, and will pay to the Buyer Indemnities, the amount of any and all damages, losses, liabilities (absolute and contingent), fines, penalties, costs, and expenses, including, without limitation, reasonable counsel fees, costs, and expenses, (collectively "Losses") (including those incurred in the investigation, defense, or settlement with respect to or arising out of any demand, claim, inquiry, investigation, proceeding, action, or cause of action) or diminution of value, whether or not involving a third-party claim, that any Buyer Indemnitee may suffer or incur by reason of (i) the inaccuracy of any of the representations or warranties of Seller or any Seller Affiliate contained in this Agreement, or any of the agreements, certificates, documents, exhibits, or schedules delivered in connection with this Agreement; (ii) the failure of Seller or any Seller Affiliate to comply with, or the breach, or the default by Seller or any Seller Affiliate of any of the covenants, warranties, or agreements made by Seller or any Seller Affiliate contained in this Agreement, or any of the agreements, certificates, documents, exhibits, or schedules delivered in connection with this Agreement; or (iii) any of the Excluded Liabilities.

               (b) ENVIRONMENTAL. Seller and [***], jointly and severally, covenant and agree to defend, indemnify, and hold each Buyer Indemnitee harmless for, from, and against any and all damages, losses, liabilities (absolute and contingent), fines, penalties, costs, and expenses (including, without limitation, reasonable counsel fees, costs, and expenses) incurred by reason of any inaccuracy of any of the representations or warranties set forth in Section 4.1(p), and any demand, claim, inquiry, investigation, proceeding, action, or cause of action, environmental assessments, costs of cleanup, and/or remediation expenses such Buyer Indemnitee may suffer or incur directly or indirectly by reason of or in any way relating to any of the following:

                    (i) any use, generation, transportation, storage, treatment, disposal, or presence of Hazardous Substances (as defined below) occurring on or prior to the Closing Date including, without limitation, any waste or other disposal activities or Releases (as defined below) that occurred at a facility on which a portion of Sellers or any Seller Affiliate's (or its or their predecessors') business was conducted, any waste or other disposal activities or Releases that occurred off of any such facility with regard to wastes and other substances


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

generated on such facility, and any waste or other disposal activities or Releases that occurred on real estate at any time whether or not Seller or any Seller Affiliate (or its predecessors) owned or leased such real estate at the time such waste or other disposal activities or Releases were engaged in, and whether or not Seller or any Seller Affiliate performed such waste or other disposal activities or Releases. As used herein, the term "Hazardous Substances" shall mean and include those substances included within the definitions of "hazardous substances," "hazardous materials," "toxic substances," "extremely hazardous substances," "medical waste," or "solid waste" in the environmental laws and in rules and regulations promulgated pursuant thereto; those substances listed in the United States Department of Transportation Table or by the United States Environmental Protection Agency as hazardous substances; any materials, substances, or wastes that are toxic, ignitable, corrosive, or reactive and that are regulated by any local, state, or federal governmental authority; petroleum, its derivatives, by-products, other hydrocarbons, gasoline, crude oil, or any fraction thereof that is liquid at standard conditions of temperature and pressure (including, without limitation, motor fuels, jet fuels, distillate fuel oils, residual fuel oils, lubricants, petroleum solvents, and used oils); and all other substances, materials, and wastes that are, or that become, prohibited, controlled, or regulated under, or that are classified as hazardous or toxic under, any environmental law or that pose or could pose a threat or nuisance to health, safety, or the environment or any other substance, material, or waste, the presence of which requires reporting, investigation, or remediation under any environmental laws, causes or threatens to cause a nuisance on Seller's or any Seller Affiliate properties or on any adjacent property, or poses or threatens to pose a hazard to the health or safety of persons, or which, if it emanated or migrated, could constitute a trespass;

                    (ii) any past, present, or threatened spills, discharges, leaks, emissions, injections, escapes, dumping, pumping, pouring, emptying, leaching, leaking, or disposing or any releases or threatened releases as defined now or in the future under CERCLA, as amended or reauthorized from time to time, or any other similar federal, state, or local laws, statutes, rules, or regulations to surface waters, groundwaters, soil, ambient air, or otherwise into the environment ("Releases") occurring on or prior to the Closing Date, including, without limitation, both those Releases or incidents involving potential or actual environmental contamination that required notification or reporting to appropriate federal, state, or local officials or agencies, or clean-up or remedial activities, and those releases or incidents that occurred prior to the effective date of any requirements imposing such notification or reporting obligations or clean-up or remedial activities, but which would have been subject to such obligations if they had occurred subsequent to the effective date of such requirements;

                    (iii) the exposure of and resulting consequences to any persons, including, without limitation, employees of Seller or any Seller Affiliate, to any mineral, chemical, or industrial product, raw material intermediate, by-product, or Hazardous Substance created, stored, treated, generated, processed, handled, or originating at a facility at which Seller or any Seller Affiliate (or any of its or their predecessors) conducted business on or prior to the Closing Date or otherwise used by Seller or any Seller Affiliate (or any of its or their predecessors) in the conduct of its business;

                    (iv) any violations or claim of violations by Seller or any Seller Affiliate, or pertaining to its properties, which violations or alleged violations occurred prior to


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REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

the Closing Date, of federal, state, or local Environmental Laws, occupational or employee health and safety laws, or otherwise arising out of or under such laws;

                    (v) any and all actions, failures to act, and negligence in monitoring, maintaining, reporting, and upkeep of on-site generation, storage, treatment, transportation, and disposal operations on or prior to the Closing Date;

                    (vi) any installation, use, removal, maintenance, or monitoring of storage tanks or related facilities on or prior to the Closing Date; or

                    (vii) any violations, fees, obligations, or failures to comply with any and all environmental laws, permit requirements, authorizations, orders, and other administrative or legal directives on or prior to the Closing Date.

          Notwithstanding anything to the contrary herein, this indemnification shall take effect upon the discovery of any condition set forth herein and applies to voluntary as well as governmental or court mandated cleanups.

               (c) SECURITY FOR SELLER'S AND SELLER'S AFFILIATES OBLIGATIONS. [***] shares of the MarineMax Common Stock if a portion of the consideration is payable in MarineMax Common Stock or [***] million if the consideration is payable in cash shall be set aside and held for up to one year after the Closing Date pursuant to the Escrow and Security Agreement as security for Seller's, Seller's Affiliates, and Designated Shareholders' obligations under this Section 10.1.

          10.2. INDEMNIFICATION BY BUYER. Buyer covenants and agrees to defend, indemnify, and hold Seller, Seller's Affiliates, and Designated Shareholders harmless for, from, and against, and will pay to Seller, Seller's Affiliates, and Designated Shareholders the amount of, any and all damages, losses, liabilities (absolute and contingent), fines, penalties, costs, and expenses, including, without limitation, reasonable counsel fees, costs, and expenses (including those incurred in the investigation, defense, or settlement with respect to or arising out of any demand, claim, inquiry, investigation, proceeding, action, or cause of action) or diminution of value, whether or not involving a third-party claim, that Seller, any Seller Affiliate, or any Designated Shareholder may directly or indirectly suffer or incur by reason of
(a) the inaccuracy of any of the representations or warranties of Buyer contained in this Agreement or any of the agreements, certificates, documents, exhibits, or schedules delivered in connection with this Agreement; or (b) the failure to comply with, or the breach or the default by Buyer, of any of the covenants, warranties, or agreements made by Buyer in this Agreement or any of the agreements, certificates, documents, exhibits, or schedules delivered in connection with this Agreement; or (c) any Assumed Liability. Buyer shall have no obligation to defend, indemnify, and hold Seller, any Seller Affiliate, or any Designated Shareholder harmless pursuant to this Section 10.2 with respect to any liability that is an Excluded Liability set forth in Section 2.2.

          10.3. NOTICE AND RIGHT TO DEFEND THIRD-PARTY CLAIMS. Promptly upon receipt of notice of any claim, demand, or assessment or the commencement of any suit, action, or proceeding with respect to which indemnity may be sought pursuant to this Agreement, the party seeking to be indemnified or held harmless (the "Indemnitee") shall notify in writing, if


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possible, within sufficient time to respond to such claim or answer or otherwise plead in such action, the party from whom indemnification is sought (the "Indemnitor"). In case any claim, demand, or assessment shall be asserted, or suit, action, or proceeding commenced against the Indemnitee, the Indemnitor shall be entitled, at the Indemnitor's expense, to participate therein, and, to the extent that it may wish, to assume the defense, conduct, or settlement thereof, at its own expense, with counsel satisfactory to the Indemnitee unless solely a monetary claim, whose consent to the selection of counsel shall not be unreasonably withheld or delayed, provided that the Indemnitor confirms to the Indemnitee that it is a claim to which its rights of indemnification apply. The Indemnitor shall have the right to settle or compromise monetary claims without the consent of Indemnitee; however, as to any other claim, the Indemnitor shall first obtain the prior written consent from the Indemnitee, which consent shall be exercised in the sole discretion of the Indemnitee. After notice from the Indemnitor to the Indemnitee of Indemnitor's intent so to assume the defense, conduct, settlement, or compromise of such action, the Indemnitor shall not be liable to the Indemnitee for any legal or other expenses (including, without limitation, settlement costs) subsequently incurred by the Indemnitee in connection with the defense, conduct, or settlement of such action while the Indemnitor is diligently defending, conducting, settling, or compromising such action. The Indemnitor shall keep the Indemnitee apprised of the status of the suit, action, or proceeding and shall make Indemnitor's counsel available to the Indemnitee, at the Indemnitor's expense, upon the request of the Indemnitee. The Indemnitee shall cooperate with the Indemnitor in connection with any such claim and shall make personnel, books, and records and other information relevant to the claim available to the Indemnitor to the extent that such personnel, books, and records and other information are in the possession and/or control of the Indemnitee. If the Indemnitor decides not to participate, the Indemnitee shall be entitled, at the Indemnitor's expense, to defend, conduct, settle, or compromise such matter with counsel satisfactory to the Indemnitor, whose consent to the selection of counsel shall not be unreasonably withheld or delayed.

          10.4. [***] INDEMNITY.

               (a) [***] INDEMNITY. [***] the provisions of this Section 10, the [***] indemnification payable by Seller and Seller's Affiliates pursuant to this [***].

               (b) ENVIRONMENTAL.

                    (i) [***] Seller's sole liability and responsibility for any of the covenants, representations, warranties, and indemnifications relating to all environmental provisions contained in this Agreement shall be expressly [***] a sum which represents [***] the purchase price of the acquisition of the properties covered by the Leases. So for example, if Buyer exercises its option under the Leases (the "Option") to purchase the properties for the sum of [***], then the obligation of Seller would be limited to [***]. This sum shall be defined [***] be applicable both during the leasehold term, and in the event of the exercise of the Option, such that Seller's responsibility in the aggregate for environmental damages shall never be more that the MLA.

                    (ii) [***] if an environmental issue arises under federal, state, or local law that requires the expenditure of money during the leasehold term, then Seller (or its designee landlord affiliate under the applicable Lease) shall immediately take all measures [***]


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to effectuate all remediation required by applicable law. If the environmental issue that arises is a result of a [***] that was not installed by Buyer or as a result of an item noted in the Phase I Report prepared for Buyer or Seller before the date of this Agreement, then Seller shall be responsible for the costs thereof, [***] expense in excess of [***], then [***] in such property shall be [***]. The aforesaid reimbursement shall be accomplished by Buyer first deducting [***] its rental payments [***] until all sums expended by Buyer for remediation are reimbursed to Buyer with Seller to pay any balance immediately [***]. During the leasehold, [***] shall [***] and shall increase annually by the Leases' purchase option CPI adjustment. Notwithstanding anything else contained herein, in the event Buyer terminates its Lease, Buyer shall remain responsible at all times for environmental damages it has caused that are other than those contained on the Phase I Report for from structural underground items installed by Seller.

                    (iii) In the event Buyer exercises its Option and an environmental issue arises pursuant to federal, state, or local law that requires remediation from an underground structural item that was not installed by Buyer or as a result of an item noted in the Phase 1 Report prepared for Buyer or Seller before the date of this Agreement, Seller shall immediately undertake to remediate same [***] and expense [***] to effectuate all remediation required by applicable law. Seller's liability for [***], which shall be calculated from the commencement date of the Leases. So for example, if an environmental expense arises, then the parties shall calculate all monies expended during the lease term by Seller, if [***] the balance shall be deducted from the option price. [***]. The balance remaining of the purchase price under the Option shall be paid to Seller in accordance with the provisions of the parties' contract. Notwithstanding anything else contained in this Agreement, in the event that the [***] initiates a Phase II environmental survey after [***] and to undertake the remediation within all time frames provided by applicable law, and (B) Buyer shall close the real estate purchase set forth in the exercise of its Option in accordance with the applicable Lease Agreement within the time frames provided therein.

                    (iv) [***].

          10.5. [***] INDEMNIFICATION CLAIMS.

               (a) VEHICLES. Any claims for indemnification for the condition of vehicles [***].

               (b) EQUIPMENT AND FIXTURES. Any claims for indemnification for the condition of buildings, equipment, machinery, docks, trailers, fixtures, furniture, furnishings, office equipment, and other equipment must be made [***].

               (c) BOATS AND ACCESSORIES. Any claims for indemnification for the condition of used boats and motors must be made within [***] of the Closing Date or upon retail delivery if sooner.

               (d) OTHER CLAIMS. Any other claims for indemnification (other than environmental claims) must be made within [***] of the Closing Date or upon retail delivery of the applicable item, if sooner.

Any claims not made within the above time frames shall be waived.

[***] -- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          10.6. SOLE REMEDY. Buyer's sole remedy for any breaches of the representations and warranties contained in this Agreement shall be the indemnity provisions contained in this Section 10. This provision shall include all claims for breach of contract or for fraud arising under the terms of this Agreement or any other agreement executed contemporaneously herewith. Buyer agrees and shall be estopped from asserting any defense of violations of public policy with respect to its agreement to this provision. In the event a party to this Agreement is not named in this Section 10 (excepting Section 10.2)such party shall have no liability under this Agreement.

                                   SECTION XI.
                                     GENERAL

          11.1. INDEMNITY AGAINST FINDERS. Each party hereto shall indemnify and hold the other parties harmless against any claim for finders' fees based on alleged retention of a finder by it, including legal counsel fees.

          11.2. CONTROLLING LAW. This Agreement, and all questions relating to its validity, interpretation, performance, and enforcement, shall be governed by and construed in accordance with the laws of [***] provisions to the contrary. Any disputes shall be in a court of competent jurisdiction in the [***].

          11.3. NOTICES. All notices, requests, demands, and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made, and received when delivered against receipt, 12 hours after being sent by facsimile or e-mail with confirmation thereof, or three business days after being sent by registered or certified mail, postage prepaid, return receipt requested, as set forth below:

                    If to Buyer:

                    18167 U.S. 19 North, Suite 300
                    Clearwater, Florida 33605
                    Attention: William H. McGill Jr.
                    Phone: (727) 531-1700
                    Fax: (727) 531-0123
                    E-mail: bill.m@marinemax.com

                    with a copy given in the manner
                    prescribed above, to:

                    Greenberg Traurig, LLP
                    2375 East Camelback Road
                    Suite 700
                    Phoenix, Arizona 85016
                    Attention: Robert S. Kant, Esq.
                    Phone: (602) 445-8302
                    Fax: (602) 445-8100
                    E-mail: KantR@GTLaw.com

[***] -- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                    If to Seller, Seller's Affiliates or Designated
                    Shareholders:
                    [***]

                    with a copy given in the manner
                    prescribed above, to:
                    [***]

          Any party may alter the address to which communications or copies are to be sent by giving notice to such other parties of change of address in conformity with the provisions of this paragraph for the giving of notice.

          11.4. ENTIRE AGREEMENT. All Schedules and Exhibits referenced in this Agreement are attached to and form part of this Agreement. This Agreement and the Schedules and Exhibits hereto contain the entire understanding among the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings, inducements, or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing executed and delivered by all parties hereto.

          11.5. SEVERABILITY. Each and every provision set forth in this Agreement is independent and severable from the others, and no provision shall be rendered unenforceable by virtue of the fact that, for any reason, any other or others of them may be unenforceable in whole or in part. The parties hereto agree that if any provision of this Agreement shall be declared by a court of competent jurisdiction to be unenforceable for any reason whatsoever, the court may appropriately limit or modify such provision, and such provision shall be given effect to the maximum extent permitted by applicable law.

          11.6. SECTION HEADINGS. The section headings in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

          11.7. GENDER. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the context requires.

          11.8. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations or warranties made in or pursuant to Section 4 shall survive the Closing for a period of one year, except environmental representations and warranties shall survive for three years.

          11.9. COUNTERPARTS; FACSIMILE. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement, and this Agreement may be executed by facsimile provided that the parties deliver the original execution pages within two business days of the Closing.

          11.10. SUBSIDIARIES. For purposes of this Agreement, all references to a subsidiary or subsidiaries of Seller, any Seller Affiliate, or Buyer shall mean any corporation, partnership or limited liability company in which Seller, any Seller Affiliate, or Buyer, as the case may be, owns a majority interest or otherwise controls.

          11.11. NO OBLIGATION TO HIRE. Nothing contained in this Agreement shall impose, or be deemed to impose, upon Buyer any obligation to employ or retain any persons who are employed by Seller or any Seller Affiliate as of the Closing Date or to offer employment to such persons under similar working conditions as those existing prior to the Closing.

          11.12. THIRD-PARTY BENEFICIARY. MarineMax shall at all times be and remain an express third-party beneficiary under this Agreement and all documents, instruments, and agreements made and entered into pursuant hereto.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        MARINEMAX OF NEW YORK, INC.


                                        By: /s/ Kurt M. Frahn
                                            ------------------------------------
                                            Kurt M. Frahn, Vice President


                                        SURFSIDE-3 MARINA, INC.


                                        By: /s/ Matthew Barbara
                                            ------------------------------------
                                        Its: President


                                        SURFSIDE 3 MARINA OF CONNECTICUT, INC.


                                        By: /s/ Matthew Barbara
                                            ------------------------------------
                                        Its: Vice President


                                        SURFSIDE 3 OF MANHATTAN, INC.


                                        By: /s/ Matthew Barbara
                                            ------------------------------------
                                        Its: Vice President


                                        SURFSIDE 3 YACHT SALES, INC.


                                        By: /s/ Matthew Barbara
                                            ------------------------------------
                                        Its: Vice President


                                        SUNCOAST YACHT BROKERAGE OF NEW YORK,
                                        INC.


                                        By: /s/ Matthew Barbara
                                            ------------------------------------
                                        Its: Vice President


                                        DESIGNATED SHAREHOLDERS:


                                        /s/ Matthew Barbara
                                        ----------------------------------------
                                        Matthew Barbara


                                        /s/ Paul Barbara
                                        ----------------------------------------
                                        Paul Barbara


                                        /s/ Diane Keeney
                                        ----------------------------------------
                                        Diane Keeney


                                        /s/ Angela Chianese
                                        ----------------------------------------
                                        Angela Chianese

                   ASSET PURCHASE AGREEMENT LIST OF SCHEDULES

    SCHEDULE                    TITLE                                         DESCRIPTION
    --------                    -----                                         -----------
Schedule 1.2(a)   Trade Accounts Receivable           Complete and current list of Trade Accounts Receivable,
                                                      including amounts, including name, address, and phone
                                                      numbers of obligor. Amount of each receivable and the name and mailing address of the obligator.

Schedule 1.2(b)   Inventory                           A complete and accurate list of Inventory, including
                                                      boats, motors, trailers, parts, and accessories.

Schedule 1.2(c)   Intellectual Property               Complete and correct list of all the Intellectual Property owned or used by Seller or any Seller's Affiliates,
                                                      attaching copies of all such business and marketing plans, license agreements, product formulas, copyrighted
                                                      materials, trade-marks and trade names and patents and all applications used in the conduct of or relating to the
                                                      business conducted by Seller or any Seller Affiliates.

Schedule 1.2(d)   Prepaid Expenses                    List of all deposits or prepaid expenses.

Schedule 1.2(e)   Machinery and Equipment

Schedule 1.2(g)   Leased Personalty                   Complete list of all Leased Personalty and copies of all
                                                      lease agreements from the leasehold interest created by
                                                      all leases or personal property constituting any part of
                                                      the Purchase Assets or used in Seller's or any Seller's
                                                      Affiliates business.

Schedule 1.2(h)   Business Contracts                  A complete, accurate, and executed copy of each business
                                                      contract that Seller reasonably believes will be in effect on Closing Date and including any other Business Contracts transferable by Seller or any Seller Affiliate.

Schedule 1.2(i)   Customer and Supplier List          All previous and existing customers and suppliers of
                                                      Seller and each Seller Affiliate and their last know
                                                      business address.

Schedule 1.2(j)   Licenses and Permits                Complete list of any licenses, permits, franchises,
                                                      certificates, consents, approvals and authorizations that
                                                      are issued, applied for or pending and used in the conduct of the business of Seller or any Seller Affiliate,
                                                      attached with copies of all such licenses or permits.

Schedule 1.2(l)   Computer Software and Hardware

Schedule 1.2(o)   Seller's Leasehold Interest         Complete list of Seller's and each Seller's Affiliates
                                                      leasehold interests as tenant or

                   ASSET PURCHASE AGREEMENT LIST OF SCHEDULES

    SCHEDULE                    TITLE                                         DESCRIPTION
    --------                    -----                                         -----------
                                                      otherwise.

Schedule 4.1(a)   Jurisdictions in Which Seller and   Complete list setting forth, as of the date of the
                  Seller's Affiliates are Qualified   Agreement, each jurisdiction in which Seller and each
                  to do Business                      Seller Affiliate are qualified to do business.

Schedule 4.1(d)   Seller's Subsidiary and             As of the date of this Agreement, (i) the name
                  Shareholder Data Sheets             jurisdiction of incorporation and list of shareholders of
                                                      each subsidiary of Seller, and (ii) the name and
                                                      description of every other person, corporation,
                                                      partnership, limited liability company, joint venture, or
                                                      other business association in which Seller or any Seller
                                                      Affiliate directly or indirectly owns a material interest.

Schedule 4.1(h)   Seller's and each Seller's          Complete list of the location, physical description, basis
                  Affiliate Mortgages or Leases       of occupancy, ownership and terms of any mortgages or
                                                      leases with respect to all properties used in the conduct
                                                      of the business of Seller and each Seller Affiliate.

Schedule 4.1(p)   Storage Tanks on Owned or Leased    Complete list of all above ground and underground storage
                  Property                            tanks, vessels and related equipment and containers that
                                                      are or have been used by Seller or any Seller Affiliate or are located on property owned, leased or operated by
                                                      Seller or any Seller Affiliate.

Schedule 4.1(q)   Employee Benefit Matters and        List of all salaries, expenses, and personal benefits paid
                  Copies of Pension Plans, Welfare    to or accrued for all directors, officers and principle
                  Plans, and Employment Benefit       shareholders of Seller and each Seller Affiliate as of the
                  Plans Applicable to Seller or any   date of this Agreement, attaching complete copies of each
                  Seller Affiliate                    pension plan, welfare plan and employment and benefit plan applicable to Seller and each Seller Affiliate and related trust agreements or annuity contracts, Internal Revenue
                                                      Service determination letters and summary plan
                                                      descriptions.

Schedule 4.1(r)   Insurance Policies                  Identifying issuer coverage, premiums, named insureds,
                                                      deductibles, and expiration date of all policies of fire
                                                      liability and other forms of insurance that currently are
                                                      or at any time in the past five years have been maintained in force by Seller and each Seller Affiliate.

                   ASSET PURCHASE AGREEMENT LIST OF SCHEDULES

    SCHEDULE                    TITLE                                         DESCRIPTION
    --------                    -----                                         -----------
Schedule 6.1(h)   Closing Certificate of Seller,      Certificate executed by the chairman and secretary of
                  Seller's Affiliates, and            Seller, Seller's Affiliates, and a certificate of
                  Designated Shareholders             Designated Shareholders, dated as of the Closing Date
                                                      certifying the items set forth in Section 6.1(h).

Schedule 6.1(o)   Tax Clearance Certificate

Schedule 6.2(h)   Closing Certificate of Buyer        Certificate executed by a duly authorized officer of
                                                      Buyer, dated as of the Closing Date, certifying the items
                                                      set forth in Section 6.2(h).

Schedule 7.2(c)   Secretary's Certificate             The Certificate as the Secretary of Seller and Seller's
                                                      Affiliates certifying to the resolutions constituting all
                                                      necessary corporate action by the Board of Directors and
                                                      by the shareholders of Seller and Seller's Affiliates to
                                                      authorize the transactions.

Schedule 7.2(d)   Books and Records                   All of the books, records and files of Seller and each
                                                      Seller Affiliate.

Schedule 7.2(e)   Environmental Reports

Schedule 7.2(h)   Escrow and Security Agreement

Schedule 7.2(i)   Consents and Estoppel Letters       All written consents, approvals, and estoppel letters of
                                                      all parties whose consent is necessary to assign or permit
                                                      Buyer to conduct the business and operations of Seller and
                                                      Seller's Affiliates after the Closing.

Schedule 7.2(k)   Good Standing Certificates          Certificates of Good Standing of Seller, and Seller's
                                                      Affiliates issued not earlier than seven days prior to the closing date by the Secretary of State of each state in
                                                      which the Seller and Seller's Affiliates is qualified to
                                                      transact business.

Schedule 7.3(d)   Secretary's Certificate             The Certificate of the Secretary of Buyer certifying to
                                                      the resolutions constituting all necessary corporate
                                                      action by the Board of Directors of Buyer to authorize the consummation of the transactions.